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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                   DEVELOPERS DIVERSIFIED REALTY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not Applicable

     (2) Aggregate number of securities to which transaction applies: Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

     (4) Proposed maximum aggregate value of transaction:  Not Applicable

     (5) Total fee paid:  Not Applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  Not Applicable

     (2) Form, Schedule or Registration Statement No.:  Not Applicable

     (3) Filing Party:  Not Applicable

     (4) Date Filed:  Not Applicable

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

                   DEVELOPERS DIVERSIFIED REALTY CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

     Notice is hereby given that the annual meeting of shareholders of Developers Diversified Realty Corporation, an Ohio corporation (the "Company"), will be held at the Glenmoor Country Club, 4191 Glenmoor Road, N.W., Canton, Ohio, on Tuesday, May 18, 1999, at 10:00 a.m., local time, for the following purposes:

          1. To elect seven directors, each to serve for a term of one year.

          2. To vote on a proposal to amend Section 5(b)(1) of each of Divisions A-I, A-II, A-III, A-IV, A-V and A-VI of the Company's Amended and Restated Articles of Incorporation to delete the words "for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days" and replace them with the words "for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days" in the section related to the voting rights of each class of the Company's preferred shares following the non-payment of dividends for 540 days, as requested by the New York Stock Exchange, Inc.

          3. To vote on a proposal to amend Article Fourth of the Company's Amended and Restated Articles of Incorporation to:

             (a) reduce from 1,500,000 to 750,000 the number of authorized shares in each of the following classes of preferred shares (i) Class A Cumulative Preferred Shares, without par value; (ii) Class B Cumulative Preferred Shares, without par value; (iii) Class C Cumulative Preferred Shares, without par value; (iv) Class D Cumulative Preferred Shares, without par value, (v) Class E Cumulative Preferred Shares, without par value; and (vi) Noncumulative Preferred Shares, without par value; and

             (b) to authorize 750,000 shares in, and establish the terms of, each of the following classes of preferred shares (i) Class F Cumulative Preferred Shares, without par value; (ii) Class G Cumulative Preferred Shares, without par value; (iii) Class H Cumulative Preferred Shares, without par value; (iv) Class I Cumulative Preferred Shares, without par value; (v) Class J Cumulative Preferred Shares, without par value; and
        (vi) Class K Cumulative Preferred Shares, without par value.

          4. To vote on a proposal to amend the Company's Code of Regulations to provide that the number of members of the Board of Directors of the Company will automatically increase if, pursuant to the terms of the Company's Amended and Restated Articles of Incorporation, holders of any class of preferred shares authorized pursuant to Proposal Three are entitled to elect members of the Board of Directors of the Company.

          5. To transact such other business as may properly come before the meeting.

     FOR EITHER OF PROPOSALS THREE AND FOUR TO TAKE EFFECT, BOTH PROPOSALS MUST BE APPROVED. ACCORDINGLY, THE FAILURE OF THE SHAREHOLDERS TO APPROVE EITHER PROPOSAL WILL HAVE THE SAME EFFECT AS THE FAILURE TO APPROVE BOTH PROPOSALS.

     Only shareholders of record at the close of business on March 22, 1999, will be entitled to notice of and to vote at said meeting or any adjournment thereof. Shareholders are urged to complete, date and sign the enclosed proxy and return it in the enclosed envelope.

                                          By order of the Board of Directors,

                                          JOAN U. ALLGOOD
                                          Secretary

Dated: April   , 1999

                   DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                PROXY STATEMENT

WHY DID YOU SEND ME THIS PROXY STATEMENT?

     The Company sent you this proxy statement and the enclosed proxy card because the Company's Board of Directors is soliciting your proxy to vote at the 1999 Annual Meeting of Shareholders. This proxy statement summarizes information you need to know to vote at the Annual Meeting. The Annual Meeting will be held at the Glenmoor Country Club, 4191 Glenmoor Road, N.W., Canton, Ohio, on Tuesday, May 18, 1999, at 10:00 a.m., local time. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     The Company will begin sending this proxy statement, the attached Notice of
Annual Meeting of Shareholders and the enclosed proxy card on April   , 1999 to
all shareholders entitled to vote. Shareholders who owned the Company's Common Shares at the close of business on March 22, 1999, the record date for the Annual Meeting, are entitled to vote. On that record date, there were
               Common Shares outstanding. We are also sending the Company's 1998 Annual Report, which includes financial statements for the Company, with this proxy statement.

WHO IS SOLICITING MY PROXY?

     This solicitation of proxies is made by and on behalf of the Company's Board of Directors. The cost of the solicitation of proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. at an estimated cost of $5,000, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. In addition to the solicitation of proxies by mail, Corporate Investor Communications, Inc. and regular employees of the Company may solicit proxies by telephone or facsimile.

HOW MANY VOTES DO I HAVE?

     Each of the Company's Common Shares entitles you to one vote. The proxy card indicates the number of Common Shares that you owned on the record date.

     If written notice is given by any shareholder to the President or the Secretary of the Company at least 48 hours before the Annual Meeting that the shareholder desires that cumulative voting be used for the election of directors, and if an announcement of the giving of that notice is made when the Annual Meeting is convened by the President or the Secretary or by or on behalf of the shareholder giving that notice, each shareholder will have the right to cumulate the voting power the shareholder possesses in the election of directors. Each shareholder will be able to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of the shareholder's Common Shares, or to distribute the shareholder's votes on the same principle among two or more candidates, as the shareholder sees fit.

HOW DO I VOTE BY PROXY?

     Whether or not you plan to attend the Annual Meeting, the Company urges you to complete, sign and date the enclosed proxy card and to return it in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting.

     If you properly complete your proxy card and send it to the Company in time to vote, your "proxy" (one of the individuals named in the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors to elect the directors listed in Proposal One and in favor of each of Proposals Two, Three and Four.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, the Company is not aware of other matters to be acted on at the Annual Meeting other than those matters described in this proxy statement.

MAY I REVOKE MY PROXY?

     If you give a proxy, you may revoke it at any time before it is exercised by giving written notice to the Company at its principal executive offices located at 3300 Enterprise Parkway, Beachwood, Ohio 44122, or by giving notice to the Company in open meeting. It is important to note that your presence at the Annual Meeting, without more, will not revoke your previously granted proxy.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL ASSUMING THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING?

PROPOSAL ONE: ELECT SEVEN DIRECTORS             The seven nominees receiving the greatest
                                                number of votes cast will be elected as
                                                directors. If you do not vote for a
                                                particular nominee, or if you indicate
                                                "Withhold Authority" for a particular
                                                nominee on your proxy card, your vote will
                                                not count either for or against the nominee.

PROPOSAL TWO, THREE AND FOUR: AMEND THE         The affirmative vote of a majority of the
ARTICLES OF INCORPORATION AND CODE OF           Common Shares is required to approve each
REGULATIONS                                     amendment. If you do not vote, or "Abstain"
                                                from voting, it has the effect of voting
                                                against the amendments.
                                                In addition, each of Proposals Three and
                                                Four must be approved for either proposal to
                                                take effect. If you do not vote, or
                                                "Abstain" from voting, on either proposal it
                                                has the effect of voting against both of the
                                                amendments.

BROKER NON-VOTES                                Under the rules of the New York Stock
                                                Exchange, if your broker holds your shares
                                                in its name, the broker will be entitled to
                                                vote your shares on Proposal One even if it
                                                does not receive instructions from you. Your
                                                broker is not entitled to vote on Proposals
                                                Two, Three and Four unless it receives
                                                instructions from you.
                                                A broker non-vote has the same effect as a
                                                vote against Proposals Two, Three and Four.

HOW DOES THIS PROXY STATEMENT ADDRESS THE COMPANY'S RECENT SHARE SPLIT?

     Effective August 3, 1998, the Company effected a two for one share split in the form of share dividend to shareholders of record on July 27, 1998. All per share amounts and the number of common shares outstanding in this proxy statement reflect this split.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Shares of the Company as of March 1, 1999 (except as otherwise disclosed in the notes below), by (a) the Company's directors (including nominees for directors), (b) each other person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares, (c) the Company's Chief Executive Officer and the Company's other named executive officers, and (d) the Company's executive officers and directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all Common Shares set forth opposite their respective names.

                                                                  NUMBER OF
                                                                COMMON SHARES       PERCENTAGE
                                                              BENEFICIALLY OWNED    OWNERSHIP
                                                              ------------------    ----------
Cohen & Steers Capital Management, Inc......................     6,639,600(1)         10.83%
757 Third Ave
New York, New York

LaSalle Advisors Capital Management, Inc....................       957,600(2)           1.6%
200 East Randolph Drive
Chicago, Illinois 60601

ABKB/LaSalle Securities Limited Partnership.................     3,480,134(2)           5.7%
200 East Randolph Drive
Chicago, Illinois 60601

Scott A. Wolstein...........................................     2,836,057(3)           4.5%
James A. Schoff.............................................       604,196(4)           1.0%
Richard J. Kaplan...........................................       121,088(5)             *
John R. McGill..............................................       231,111(6)             *
Joan U. Allgood.............................................       163,333(7)             *
Loren F. Henry..............................................       231,578(8)             *
William H. Schafer..........................................       154,934(9)             *
Alan Bobman.................................................       23,514(10)             *
Steven M. Dorsky............................................       46,958(11)             *
Robin R. Walker.............................................       48,751(12)             *
William N. Hulett III.......................................       23,200(13)             *
Ethan Penner................................................       10,000(14)             *
Albert T. Adams.............................................       20,000(13)             *
Dean S. Adler...............................................        3,333(15)             *
Barry A. Sholem.............................................        3,333(15)             *
                                                                 -----------          -----
All Executive Officers and Directors as a Group (15
  persons)..................................................       4,521,386            7.2%

---------------

  * Less than 1%.

 (1) According to a report on Schedule 13G filed with the Securities and Exchange Commission on February 9, 1999, Cohen & Steers Capital Management, Inc. ("Cohen"), a registered investment adviser, beneficially owned 6,639,600 Common Shares as of December 31, 1998. In that Schedule 13G, Cohen disclosed that it has sole dispositive power over all of those Common Shares and sole voting power over 5,779,900 of those Common Shares.

 (2) According to a report on Schedule 13G filed with the Securities and Exchange Commission on February 16, 1999, LaSalle Advisors Capital Management, Inc. ("LaSalle"), a registered investment adviser, beneficially owned 957,600 of the outstanding Common Shares as the date of that filing and ABKB/LaSalle Securities Limited Partnership ("ABKB"), a registered investment adviser, beneficially owned 3,480,134 Common Share as of the date of that filing. In that Schedule 13G (i) LaSalle disclosed that it has sole voting power over 485,600 of those Common Shares, shared voting power over 50,300 of those Common Shares, sole dispositive power over 485,600 of those Common Shares and shared dispositive power over 472,000 of those Common Shares; and (ii) ABKB disclosed that it has sole voting power over 453,700 of those Common Shares, shared voting power over 2,912,238 of those Common Shares, sole dispositive power over 412,600 of those Common Shares and shared dispositive power over 3,067,534 of those Common Shares. In the Schedule 13G, LaSalle and ABKB disclosed that they are a "group" for federal securities law purposes.

 (3) Includes 1,756,285 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (4) Does not include any of the following Common Shares, beneficial ownership of which is disclaimed by Mr. Schoff: (a) 800 Common Shares owned by a trust, the trustee of which is Mr. Schoff's wife and the beneficiary of which is Mr. Schoff's daughter, (b) 600 Common Shares owned by Mr. Schoff's wife, (c) 2,088 Common Shares owned by Mr. Schoff's son, (d) 200 Common Shares owned by an individual retirement account held by Mr. Schoff's wife, and (e) 2,000 Common Shares owned by a partnership in which Mr. Schoff owns a one-half interest. Includes 31,700 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (5) Includes 66,666 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (6) Includes 81,707 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (7) Does not include 2,000 Common Shares owned by Mrs. Allgood's husband, beneficial ownership of which is disclaimed by Mrs. Allgood. Includes 65,500 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (8) Does not include (a) 4,196 Common Shares owned by Mr. Henry's wife, beneficial ownership of which is disclaimed by Mr. Henry and (b) 3,200 Common Shares owned by Mr. Henry's daughters, beneficial ownership of which is disclaimed by Mr. Henry. Includes 46,333 Common Shares subject to options currently exercisable or exercisable within 60 days

 (9) Includes 112,583 Common Shares subject to options currently exercisable or exercisable within 60 days.

(10) Includes 20,929 Common Shares subject to options currently exercisable or exercisable within 60 days.

(11) Includes 44,894 Common Shares subject to options currently exercisable or exercisable within 60 days.

(12) Includes 45,834 Common Shares subject to options currently exercisable or exercisable within 60 days.

(13) Includes 20,000 Common Shares subject to options currently exercisable or exercisable within 60 days for each of Mr. Hulett and Mr. Adams.

(14) Includes 10,000 Common Shares subject to options currently exercisable or exercisable within 60 days.

(15) Includes 3,333 Common Shares subject to options currently exercisable or exercisable within 60 days for each of Mr. Adler and Mr. Sholem.

PROPOSAL ONE:  ELECTION OF DIRECTORS

     At the Annual Meeting, the Common Shares represented by proxy, unless otherwise specified, will be voted for the election of the seven nominees hereinafter named, each to serve for a term of one year and until his respective successor is duly elected and qualified. The seven nominees receiving the greatest number of votes cast will be elected as directors.

     The nominees for director are Scott A. Wolstein, James A. Schoff, William
N. Hulett III, Ethan Penner, Albert T. Adams, Dean S. Adler and Barry A. Sholem, each of whom is currently a director of the Company.

     If notice in writing is given by any shareholder to the President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Annual Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Annual Meeting by the President or the Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as such shareholder possesses at such election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of such shareholder's Common Shares, or to distribute such shareholder's votes on the same principle among two or more candidates, as such shareholder sees fit.

     If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the Common Shares represented by proxies given to them in such fashion so as to elect as many of the nominees as possible.

     If for any reason any of the nominees is not a candidate (which is not expected) when the election occurs, it is intended that proxies will be voted for the election of a substitute nominee designated by management. The following information is furnished with respect to each person nominated for election as a director.

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                       PERIOD
                                                                                     OF SERVICE
     NAME AND AGE                         PRINCIPAL OCCUPATION                       AS DIRECTOR
     ------------                         --------------------                      -------------
Scott A. Wolstein        Chairman of the Board of Directors of the Company,         11/92-Present
  46                     President and Chief Executive Officer of the Company
James A. Schoff          Vice Chairman of the Board of Directors of the Company     11/92-Present
  53                     and Chief Investment Officer of the Company
William N. Hulett III    Vice Chairman of the Board of Directors of BridgeStreet    2/93-Present
  55                     Accommodations, Inc. (lodging industry)
Ethan Penner             Founder of The Penner Group (financial industry)           4/96-Present
  37
Albert T. Adams          Partner, Baker & Hostetler LLP (law firm)                  4/96-Present
  48
Dean S. Adler            Principal, Lubert-Adler Partners, L.P. (real estate        5/97-Present
  42                     investments)
Barry A. Sholem          Co-Chairman, Donaldson, Lufkin & Jenrette, Inc. Real       5/98-Present
  43                     Estate Capital Partners (real estate investments)

     Scott A. Wolstein has been the President, Chief Executive Officer and a Director of the Company since its organization. Mr. Wolstein has been Chairman of the Board of Directors of the Company since May 1997. Prior to the organization of the Company, Mr. Wolstein was a principal and executive officer of Developers Diversified Group ("DDG"). Mr. Wolstein is a graduate of the Wharton School at the University of Pennsylvania and of the University of Michigan Law School. He has served as President of the Board of Trustees of the United Cerebral Palsy Association of Greater Cleveland and as a member of the Board of the Great Lakes Theater Festival, Heartland PAC, Neighborhood Progress, Inc., The Park Synagogue, the Convention and Visitors Bureau of Greater Cleveland and Bellefaire. Mr. Wolstein also serves as Chairman of the Board of Trust Managers of American Industrial Properties REIT ("AIP").

     James A. Schoff has been the Vice Chairman of the Board of Directors and Chief Investment Officer of the Company since March 1998. From the organization of the Company until March 1998, Mr. Schoff served as Executive Vice President, Chief Operating Officer and a Director of the Company. Prior to the organization of the Company, Mr. Schoff was a principal and executive officer of DDG. After graduating from Hamilton College and Cornell University Law School, Mr. Schoff practiced law with the firm of Thompson, Hine and Flory LLP in Cleveland, Ohio, where he specialized in the acquisition and syndication of real estate properties. Mr. Schoff serves as a member of the Board of Trustees of the Western Reserve Historical Society, the Cleveland Ballet and the Children's Aid Society. Mr. Schoff also serves as a director of AIP.

     William N. Hulett III has been Vice Chairman of the Board of Directors and a Director of BridgeStreet Accommodations, Inc., a American Stock Exchange listed company and a leader in the extended stay lodging industry, since June 1998. From June 1997 to June 1998, Mr. Hulett served as President, Chief Executive Officer and a Director of BridgeStreet Accommodations, Inc. From September 1995 to May 1997, Mr. Hulett was the Co-Chairman and Chief Executive Officer of the Rock and Roll Hall of Fame and Museum in Cleveland, Ohio. From May 1981 to May 1993, Mr. Hulett was the President of Stouffer Hotel Company, the owner of a national hotel chain. Prior to that time, Mr. Hulett served as Vice President of Operations for Westin Hotels, based in Seattle, Washington. In December 1991, he completed a third consecutive term as Chairman of the Convention and Visitors Bureau of Greater Cleveland. Mr. Hulett is Chairman of the Northern Ohio Chapter of the American Red Cross, a director of Cuyahoga Community College and a member of the Civic Vision 2000 Steering Committee. He is also a director of the Greater Cleveland Growth Association and Cleveland Development Advisors. Mr. Hulett was named Business Executive of the Year for 1995 by the Sales and Marketing Executives Association.

     Ethan Penner founded The Penner Group, a firm involved in the financial industry, in September 1998. Mr. Penner was the President and Chief Executive Officer of The Capital Company of America, and its predecessor Nomura Asset Capital Corporation, from 1997 until September 1998. In addition, he was a member of Nomura's Operating Committee and the Executive Managing Director of Nomura Securities International, Inc. from 1994 until September 1998. From 1992 to 1994, Mr. Penner was President of Magellan Financial Services, an investment banking firm which he founded in 1992. Prior to founding Magellan Financial Services, Mr. Penner was a Principal at Morgan Stanley & Co., Inc. from 1987 to 1992. Mr. Penner is an Advisor to the Wharton School's Real Estate Center, serves as a Trustee of the Simon Wiesenthal Center, the Elton John Aids Foundation and the California Pacific Medical Center and is the founder and current President of The Walt Frazier Youth Foundation.

     Albert T. Adams has been a partner with the law firm of Baker & Hostetler LLP in Cleveland, Ohio since 1984, and has been affiliated with the firm since 1977. Mr. Adams is a graduate of Harvard College, Harvard Business School and Harvard Law School. He serves as a member of the Board of Trustees of the Greater Cleveland Roundtable and of the Western Reserve Historical Society and is a Vice President of the Harvard Business School Club of Northeastern Ohio. Mr. Adams also serves as a director of AIP, Associated Estates Realty Corporation, Boykin Lodging Company, Captec Net Lease Realty, Inc. and Dairy Mart Convenience Stores, Inc.

     Dean S. Adler is currently a principal with Lubert-Adler Partners, L.P., a private equity real estate investment company which he founded in 1997. From 1987 through 1996, Mr. Adler was a principal and co-head of the private equity group of CMS Companies, specializing in acquiring operating businesses and real estate. Mr. Adler is a graduate of the Wharton School and the University of Pennsylvania Law School. He was an instructor at the Wharton School between 1981 and 1983. He currently serves as a member of the Board of Directors of The Lane Company, Electronics Boutique, Inc., U.S. Franchise Systems Inc. (USFS) and Trans World Entertainment Corporation. Mr. Adler has served on such community boards as the UJA National Young Leadership Cabinet and he is currently a member of the Alexis de Tocqueville Society and is currently co-chairman of The Walt Frazier Youth Foundation.

     Barry A. Sholem is currently the Co-Chairman of Donaldson, Lufkin & Jenrette, Inc. Real Estate Capital Partners, a $750 million real estate fund which invests in a broad range of real estate related assets, which he joined in January 1995. Prior to joining Donaldson, Lufkin & Jenrette, Inc., Mr. Sholem was with Goldman, Sachs & Co. for fifteen years and was head of the Real Estate Principal Investment Area for Goldman, Sachs & Co. on the West Coast. Mr. Sholem is a graduate of Brown University and Northwestern University's J.L. Kellogg Graduate School of Management. Mr. Sholem is currently active in the Urban Land Institute (RCMF Council), the International Council of Shopping Centers, the U.C. Berkeley Real Estate Advisory Board and the Business Roundtable.

COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1998, the Board of Directors held 5 meetings. The Board of Directors has an Audit Committee, a Dividend Declaration Committee, an Executive Compensation Committee, and a Granting Committee. The Board of Directors does not have a Nominating Committee. Mr. Penner attended fewer than 75% of the aggregate number of meetings of the Board of Directors and committees on which he serves in 1998.

     Audit Committee. The Audit Committee, which consisted of Messrs. Adams, Hulett and Teninga until May 1998, and Messrs. Adams, Adler, Hulett, Penner and Sholem for the remainder of 1998, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the audit plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held 2 meetings in 1998.

     Dividend Declaration Committee. The Dividend Declaration Committee, which consists of Messrs. Wolstein, Adams and Schoff, determines if and when the Company should declare dividends on its capital stock and the amount thereof, consistent with the dividend policy adopted by the Board of Directors. The Dividend Declaration Committee held 4 meetings in 1998.

     Executive Compensation Committee. The Executive Compensation Committee, which consisted of Messrs. Adams, Adler, Hulett and Penner until May 1998, with Mr. Sholem joining the committee in May 1998, determines compensation for the Company's executive officers and administers the Company's stock option and equity-based award plans. The Executive Compensation Committee held 2 meetings in 1998.

     Granting Committee. The Granting Committee was established in order to comply with amended Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Granting Committee, which consisted of Messrs. Adler, Hulett and Sholem in 1998, determines if and when the Company should grant stock options and other equity-based awards to executive officers or employees, and the terms of such awards, consistent with the policy adopted by the Board of Directors and pursuant to the terms of the Developers Diversified Realty Corporation 1992 Employees' Share Option Plan, the 1996 Developers Diversified Realty Corporation Equity-Based Award Plan and the 1998 Developers Diversified Realty Corporation Equity-Based Award Plan. The Granting Committee held 1 meeting in 1998.

COMPENSATION OF DIRECTORS

     The Company pays an annual fee of $16,000, plus a fee of $1,000 for attending Board and/or committee meetings or $250 for participating in telephonic meetings, to each of its directors who is not an employee or officer of the Company. Employees and officers of the Company who are also directors are not paid any director fees. Each non-employee director is also reimbursed for expenses incurred in attending meetings. Messrs. Hulett and Adams, who were non-employee directors of the at the time of the Company's initial public offering in February 1993, have been granted 10-year options to acquire 30,000 Common Shares, 10,000 Common Shares of which may be acquired at an exercise price of $11 per Common Share (the price at which the Common Shares were sold to the public in the Company's initial public offering), 10,000 Common Shares of which may be acquired at an exercise price of $15.38 per Common Share and 10,000 Common Shares of which may be acquired at an exercise price of $18.57 per Common Share, subject to equitable adjustment for stock splits, combinations, stock dividends and recapitalizations. Ethan Penner has been granted 10-year options to acquire 20,000 Common Shares, 10,000 Common Shares of which may be acquired at an exercise price of $15.38 per Common Share and 10,000 Common Shares of which may be acquired at an exercise price of $18.57 per Common Share. Dean Adler has been granted a 10-year option to acquire 10,000 Common Shares at an exercise price of $18.57 per Common Share. Barry Sholem has been granted a 10-year option to acquire 10,000 Common Shares at an exercise price of $20.66 per Common Share. The optionees may elect to pay for the shares to be received upon exercise of the options in cash or through a cashless exercise procedure set forth in the agreement pursuant to which such options were granted.

     Non-employee directors are permitted to defer all or a portion of their fees pursuant to the Company's Directors' Deferred Compensation Plan. The plan is unfunded and participants' contributions are converted to units, the value of which fluctuates according to the market value of the Common Shares. Messrs. Hulett and Adams elected to defer their 1998 fees pursuant to the plan. During their terms as directors, Messrs. Hulett and Adams have deferred compensation represented by 5,716 units and 3,204 units, respectively. As of December 31, 1998, these units were valued at $101,462 for Mr. Hulett and $56,867 for Mr. Adams.

                             EXECUTIVE COMPENSATION

     The following information is set forth with respect to the Company's Chief Executive Officer and the other four most highly compensated executive officers, each of whom was serving as an executive officer at December 31, 1998 (the "named executive officers").

                         I. SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                          ANNUAL COMPENSATION       COMPENSATION AWARDS
                                        -----------------------   ------------------------
                                                                  RESTRICTED    SECURITIES
                                                                     STOCK      UNDERLYING      OTHER
                               FISCAL                                AWARD       OPTIONS/    COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR    SALARY($)   BONUS($)(1)     (S)($)       SARS(#)        ($)(2)
-----------------------------  ------   ---------   -----------   -----------   ----------   ------------
Scott A. Wolstein............   1998     500,000      425,000             -0-         -0-       47,132
  President and Chief........   1997     500,000      625,000             -0-   1,500,000       52,648
  Executive Officer..........   1996     400,000      300,000     1,564,500(3)    200,000       49,880
James A. Schoff..............   1998     312,500      175,000             -0-         -0-       38,101
  Executive Vice President...   1997     275,000      275,000             -0-         -0-       41,345
  and Chief Investment
     Officer.................   1996     275,000      137,500             -0-     240,000       46,609
Richard J. Kaplan............   1998     225,000          -0-             -0-     200,000        3,375
  Executive Vice President
     and
  Chief Investment Officer(4)
John R. McGill...............   1998     175,000       60,000             -0-         -0-          -0-
  Vice President and.........   1997     175,000      105,000             -0-         -0-          -0-
  Director of Development....   1996     162,500       63,000             -0-     110,000          -0-
Joan U. Allgood..............   1998     175,000       50,000             -0-         -0-        1,969
  Vice President and.........   1997     175,000       87,500             -0-         -0-          -0-
  General Counsel............   1996     162,500       43,750             -0-     110,000          -0-
Loren F. Henry...............   1998     175,000       50,000             -0-         -0-        2,413
  Vice President and.........   1997     175,000       87,500             -0-         -0-        3,939
  Director of Management.....   1996     162,500       35,000             -0-     110,000        2,766

---------------

(1) For a description of the method used in determining the bonuses paid to Messrs. Wolstein and Schoff, see "Employment Agreements" and "Report of the Executive Compensation Committee of the Board of Directors."

(2) Represents the dollar value, at December 31, 1998, of contributions of Common Shares and Common Share equivalents, respectively, made by the Company pursuant to the Company's Profit Sharing Plan and Trust and the Company's Elective Deferred Compensation Plan. The dollar value of the Company's contributions made pursuant to the Company's Profit Sharing Plan and Trust plan equalled $1,776, $1,612, $0, $0, and $2,134, respectively, for Mr. Wolstein, Mr. Schoff, Mr. McGill, Mrs. Allgood and Mr. Henry. The dollar value of contributions made pursuant to the Company's Elective Deferred Compensation Plan equalled $4,219, $1,964, $3,375, $0, $1,969, and $279, respectively, for Mr. Wolstein, Mr. Schoff, Mr. Kaplan, Mr. McGill, Mrs. Allgood and Mr. Henry. In addition, Messrs. Wolstein and Schoff each received $10,000 allowances relating to fiscal year 1997 tax and financial planning expenses pursuant to their employment agreements. Messrs. Wolstein and Schoff also received other compensation aggregating $31,137 and $24,525, respectively, pursuant to their employment agreements.

(3) On July 17, 1996, Mr. Wolstein was granted 50,000 restricted Common Shares. Pursuant to the terms of the restricted shares agreement between the Company and Mr. Wolstein, 10,000 restricted shares vested immediately on the date of the grant. The remaining restricted shares vest in 10,000 share increments on each subsequent July 17th following the date of grant. Dividends on the restricted shares are payable in additional restricted shares.

(4) Mr. Kaplan joined the Company April 1, 1998.

                   II. OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the awarding of options to purchase Common Shares in 1998 to the named executive officers included in the Summary Compensation Table.

                                               PERCENT OF TOTAL
                                NUMBER OF          OPTIONS
                                SECURITIES         GRANTED                                      GRANT DATE
                                UNDERLYING       TO EMPLOYEES      EXERCISE                      PRESENT
                               OPTIONS/SARS       IN FISCAL         PRICE       EXPIRATION        VALUE
            NAME                   (#)             YEAR(2)          ($/SH)         DATE           ($)(3)
            ----               ------------    ----------------    --------    -------------    ----------
Scott A. Wolstein............        -0-           --                --             --             --
James A. Schoff..............        -0-           --                --             --             --
Richard J. Kaplan............    200,000(1)          37.8%          $20.44     April 1, 2008     307,020
John R. McGill...............        -0-           --                --             --             --
Joan U. Allgood..............        -0-           --                --             --             --
Loren F. Henry...............        -0-           --                --             --             --

---------------

(1) Options vest in one-third increments on each of the first three consecutive anniversaries of the date of grant and may be exercised, if at all, only with respect to those options that are vested.

(2) Based on options to purchase an aggregate of 529,150 Common Shares granted to employees during 1998.

(3) Based on the Black-Scholes options pricing model, adapted for use in valuing stock options granted to executives. The following assumptions were used in determining the values set forth in the table: (a) expected volatility of 13.2344% which reflects the daily closing prices of the Common Shares on the New York Stock Exchange for the twelve-month period ended April 1, 1998, (b) risk-free rates of return of 5.51% for the options which expire in April 2008 (the "Options") (which percentage represents the yield on a United States Government Zero Coupon bond with a 10-year maturity prevailing on the date on which the Options were granted), (c) dividend yield of 6.4% for the Options (which percentage represents an annualized distribution of $1.31 per Common Share divided by the exercise price of the Options) and (d) the exercise of the options at the end of their 10-year term. No adjustments were made for nontransferability or risk of forfeiture of the options. The calculations were made using a price per Common Share and option exercise price of $20.44 for the Options. The estimated present values in the table are not intended to provide, nor should they be interpreted as providing, any indication or assurance concerning future values of the Common Shares.

    III. AGGREGATE OPTION EXERCISES IN 1998 AND 1998 YEAR-END OPTION VALUES

     The following table sets forth information with respect to the value of options held by the named executive officers included in the Summary Compensation Table on December 31, 1998.

                                                              NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                OPTIONS AT 1998         OPTIONS AT 1998(1)
                                                                  YEAR-END(#)              YEAR-END($)
                                 SHARES                      ----------------------    --------------------
                               ACQUIRED ON       VALUE            EXERCISABLE/             EXERCISABLE/
            NAME               EXERCISE(#)    REALIZED($)        UNEXERCISABLE            UNEXERCISABLE
            ----               -----------    -----------        -------------            -------------
Scott A. Wolstein............    509,000       2,971,712      1,489,617/466,669        1,421,899/158,334
James A. Schoff..............    289,816       1,249,435        31,700/80,000            75,288/190,000
Richard J. Kaplan............        -0-             -0-         -0-/200,000                -0-/-0-
John R. McGill...............     81,626         595,762        81,707/36,667            205,045/87,084
Joan U. Allgood..............     47,833         215,165        65,500/36,667            177,281/87,084
Loren F. Henry...............     47,000         167,250        46,333/36,667            110,041/87,084

---------------

(1) Based on the market price at $17.75 per Common Share at the close of trading on December 31, 1998.

EMPLOYMENT AGREEMENTS

     The Company has entered into separate employment agreements with Scott A. Wolstein, James A. Schoff and Richard J. Kaplan, its Senior Vice President and Chief Operating Officer. The initial term for Mr. Kaplan's agreement is from April 1, 1998 through December 31, 2000. Each of these agreements has an "evergreen" provision which provides for an automatic extension of the agreement for an additional year at the end of each calendar year, subject to the right of either party to terminate by giving one year's prior written notice in the case of Messrs. Wolstein and Schoff, or 90 days prior written notice in the case of Mr. Kaplan. Pursuant to their respective agreements, each of Messrs. Wolstein, Schoff and Kaplan are required to devote to the Company their entire business time. The agreements, as amended, provide for current annual base salaries of $500,000 and $325,000 for Messrs. Wolstein and Schoff, respectively, as well as the use of an automobile, membership in a golf club and a business club, and an allowance of up to $10,000 annually for financial planning and tax return preparation services. Mr. Kaplan's agreement provides for a current annual base salary of $300,000. Pursuant to the agreements, Mr. Wolstein is entitled to a bonus of from 50% to 125% of his annual base salary, Mr. Schoff is entitled to a bonus of from 25% to 100% of his annual base salary and Mr. Kaplan is entitled to a bonus of 25% to 75%. See "Report of the Executive Compensation Committee of the Board of Directors--Components of the Compensation Plan--Bonuses" for a discussion of the methods used to determine these bonuses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Executive Compensation Committee were Albert T. Adams, Dean S. Adler, William N. Hulett, Ethan Penner and Barry A. Sholem. For a discussion of certain transactions between the Company and Mr. Adams, see "Certain Transactions."

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return of a hypothetical investment in the Common Shares with the cumulative total return of a hypothetical investment in each of the Standard & Poor's Composite -- 500 Index, the Russell 2000 Index and the NAREIT Equity REIT Total Return Index based on the respective market prices of each such investment on the dates shown below, assuming an initial investment of $100 on February 1, 1993 and the reinvestment of dividends. The Company believes that the Russell 2000 Index is comprised of companies that are more comparable to the Company, based on market capitalization and other factors, than the Standard & Poor's Composite -- 500 Index.
[PERFORMANCE GRAPH]

 ------------------------------------------------------------------------------------------------------------------
                                                    12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
 ------------------------------------------------------------------------------------------------------------------
 Developers Diversified Realty Corporation          $100.00    $115.20    $118.98    $158.53    $174.17    $173.11
 ------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index                                 $100.00    $ 96.82    $122.19    $140.23    $169.00    $163.18
 ------------------------------------------------------------------------------------------------------------------
 NAREIT Equity REIT Total Return                    $100.00    $103.17    $118.92    $160.87    $193.46    $159.60
 ------------------------------------------------------------------------------------------------------------------
 Standard & Poor's Composite -- 500 Index           $100.00    $107.98    $139.22    $170.18    $231.15    $291.87
 ------------------------------------------------------------------------------------------------------------------

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

INTRODUCTION

     The compensation of the Company's executive officers is currently determined by the Executive Compensation Committee of the Company's Board of Directors (the "Committee"). In 1998, the Committee was comprised of Albert T. Adams, Dean S. Adler, William N. Hulett, Ethan Penner and Barry A. Sholem. Mr. Sholem joined the Committee in May 1998.

PHILOSOPHY

     The primary objectives of the Committee in determining executive compensation for 1998 were (i) to provide a competitive total compensation package that enables the Company to attract and retain qualified executives and align their compensation with the Company's overall business strategies and (ii) to provide each executive officer with a significant equity stake in the Company through stock options.

     To this end, the Committee determined executive compensation consistent with a philosophy of compensating executive officers based on their responsibilities, the Company's performance and, with respect to Scott A. Wolstein and James A. Schoff, the achievement of established annual goals. The primary components of the Company's executive compensation program are (i) base salaries and certain other annual compensation, (ii) bonuses for certain executive officers and (iii) stock options and, in the case of Scott A. Wolstein, restricted stock grants and performance units. Each of these elements is discussed below.

COMPONENTS OF THE COMPENSATION PROGRAM

     Base Salaries and Certain Other Annual Compensation. The base salaries and certain other annual compensation for the Company's executive officers in 1998 were determined with reference to the experience of executives in the REIT industry which include companies that comprise the NAREIT Equity REIT Total Return Index, together with comparisons of compensation paid by companies of similar size in the industry, after consulting with the Company's investment advisors and the managing underwriters of certain public securities offerings of the Company. Additionally, in 1996 the Company engaged an independent consultant to assist in the design of a comprehensive executive compensation program for the Company's officers and key employees. Fundamental requirements of the program included the establishment of competitive compensation levels and the setting of rewards consistent with individual contributions.

     After analysis, and based upon the recommendation of the Company's independent consultant, the Committee determined that for 1998 the base salary of Mr. Wolstein should be increased to $500,000 per year in light of the compensation being paid to other chief executive officers in the REIT industry generally. Additionally, pursuant to their employment agreements, Messrs. Wolstein and Schoff also receive the use of an automobile, membership in a golf club and a business club and an allowance of up to $10,000 annually for financial planning and tax return preparation services. The Board of Directors believes that these benefits benefit the Company by facilitating the development of important relationships with members of the business community.

     Bonuses. The employment agreements for Scott A. Wolstein and James A. Schoff initially provided for annual bonuses based on the growth in the Company's Distributable Cash Flow per Common Share (as defined in those agreements). See "Employment Agreements." In 1996, based on the recommendation of the Company's independent consultant, the Company amended its bonus arrangements with certain key employees, including Messrs. Wolstein and Schoff, to provide for annual performance bonuses based upon the participant's level of responsibility and salary, overall corporate performance and individual or qualitative performance. These bonus possibilities are in the form of target, minimum and maximum incentive opportunities which are attained if the Company reaches certain pre-determined performance benchmarks tied to Funds From Operations per Common Share and if the participants are given a favorable qualitative assessment of their individual contributions and efforts.

     In 1998, Mr. Wolstein earned a bonus equal to 85% of his base salary, and Mr. Schoff earned a bonus equal to 56% of his base salary. Additionally, in 1998, one other executive officer earned a bonus of 34% of his current annualized base salary and seven other executive officers of the Company earned bonuses ranging from 25% to 30% of their respective current annualized base salaries.

     Restricted Shares and Performance Units. Mr. Wolstein has entered into a Restricted Shares Agreement and a Performance Unit Agreement with the Company, both pursuant to the 1996 Developers Diversified Realty Corporation's Equity-Based Award Plan. Pursuant to the Restricted Shares Agreement, Mr. Wolstein has been granted 50,000 Common Shares (the "Restricted Shares") which vest in 20% increments. The first 10,000 Restricted Shares vested on July 17, 1996, the date of grant, and additional increments of 10,000 Restricted Shares will vest each July 17th thereafter. Under the Performance Unit Agreement, Mr. Wolstein was granted 30,000 units (the "Performance Units"), the value of which will be determined by the performance of the Company's Common Shares over a five-year period beginning on January 1, 1996.

     Stock Options. All of the Company's executive officers are eligible to receive options to purchase Common Shares of the Company pursuant to the Developers Diversified Realty Corporation 1992 Employees' Share Option Plan (the "Employees' Share Option Plan"), the Developers Diversified Realty Corporation Equity-Based

Award Plan (the "1996 Award Plan") and the 1998 Developers Diversified Realty Corporation Equity-Based Award Plan (the "1998 Plan"). The Company believes that stock option grants are a valuable motivating tool and provide a long-term incentive to management. Stock option grants reinforce long-term goals by providing the proper nexus between the interests of management and the interests of the Company's shareholders.

                        EXECUTIVE COMPENSATION COMMITTEE

                                Albert T. Adams
                                 Dean S. Adler
                               William N. Hulett
                                  Ethan Penner
                                Barry A. Sholem

     PROPOSAL TWO: TO VOTE ON A PROPOSAL TO AMEND SECTION 5(B)(1) OF EACH OF
                   DIVISIONS A-I, A-II, A-III, A-IV, A-V AND A-VI OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DELETE THE WORDS "FOR A NUMBER OF CONSECUTIVE DIVIDEND PAYMENT PERIODS WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS" AND REPLACE THEM WITH THE WORDS "FOR A NUMBER OF DIVIDEND PAYMENT PERIODS, WHETHER CONSECUTIVE OR NOT, WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS" IN A SECTION RELATED TO THE VOTING RIGHTS OF EACH CLASS OF THE COMPANY'S PREFERRED SHARES FOLLOWING THE NON-PAYMENT OF DIVIDENDS FOR 540 DAYS, AS REQUESTED BY THE NEW YORK STOCK EXCHANGE, INC.

     The Board of Directors has approved, and recommends that the shareholders adopt, an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") to amend Section 5(b)(1) of each of Divisions A-I, A-II, A-III, A-IV, A-V and A-VI of the Articles to delete the words "for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days" and replace them with the words "for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days" in the section related to the voting rights of each class of the Company's preferred shares following the non-payment of dividends for 540 days, as requested by the New York Stock Exchange, Inc .

     The full text of the proposed amendment is attached hereto as Exhibit A, with the new language indicated in boldface type. The NYSE specifically requested that the sections in question be amended as shown in Exhibit A. The NYSE requires this amendment to comply with its rules and regulations. The Company and the Board of Directors believes that the proposed amendment will not adversely affect the Company or the objectives contemplated by the Articles. The Board of Directors, therefore, has proposed the amendment and recommends its adoption.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of Common Shares entitling such holders to exercise a majority of the voting power of the Company is required to adopt the proposed amendment to the Articles.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL TWO TO APPROVE THE AMENDMENT TO THE ARTICLES.

PROPOSALS THREE AND FOUR:

          PROPOSAL THREE:

          TO AMEND ARTICLE FOURTH OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO:

             (A) REDUCE FROM 1,500,000 TO 750,000 THE NUMBER OF AUTHORIZED SHARES IN EACH OF THE FOLLOWING CLASSES OF PREFERRED SHARES(I) CLASS A CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; (II) CLASS B CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; (III) CLASS C CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; (IV) CLASS D CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE, (V) CLASS E CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; AND (VI) NONCUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; AND

             (B) TO AUTHORIZE 750,000 SHARES IN, AND ESTABLISH THE TERMS OF, EACH OF THE FOLLOWING CLASSES OF PREFERRED SHARES (I) CLASS F CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; (II) CLASS G CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; (III) CLASS H CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; (IV) CLASS I CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; (V) CLASS J CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE; AND
        (VI) CLASS K CUMULATIVE PREFERRED SHARES, WITHOUT PAR VALUE.

          PROPOSAL 4:

          TO AMEND THE COMPANY'S CODE OF REGULATIONS TO PROVIDE THAT THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY WILL AUTOMATICALLY INCREASE IF, PURSUANT TO THE TERMS OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, HOLDERS OF ANY CLASS OF PREFERRED AUTHORIZED PURSUANT TO PROPOSAL 3 ARE ENTITLED TO ELECT MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY.

GENERAL

     At the Company's 1996 annual meeting of shareholders, the shareholders of the Company approved an amendment to the Articles to (a) reduce from 3,000,000 to 1,500,000 the number of authorized shares in each of the following classes, Class A Cumulative Preferred Shares, without par value (the "Class A Shares"); Class B Cumulative Preferred Shares, without par value (the "Class B Shares"); and Noncumulative Preferred Shares, without par value (the "Noncumulative Shares"); and (b) to authorize 1,500,000 shares in, and establish the terms of, each of the following classes of preferred shares, Class C Cumulative Preferred Shares, without par value (the "Class C Shares"), Class D Cumulative Preferred Shares, without par value (the "Class D Shares"), and Class E Cumulative Preferred Shares, without par value (the "Class E Shares"). The Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares and the Noncumulative Shares are collectively referred to herein as the "Existing Preferred Shares." In addition, the shareholders adopted an amendment to the Company's Code of Regulations to provide that the number of directors will automatically increase if, pursuant to the terms of the Articles holders of any Existing Preferred Shares are entitled to elect members of the Board of Directors.

     As of the date of this proxy statement, there are 421,500 Class A Shares, 177,500 Class B Shares, 400,000 Class C Shares, 216,000 Class D Shares and no Class E Shares or Noncumulative Shares outstanding. In addition, 140,000 Class D Shares have been reserved for issuance to AEW Targeted Securities Fund, L.P. upon exercise of a warrant.

     The Board of Directors has adopted a resolution recommending that the shareholders approve an amendment of Article Fourth of Articles to (a) reduce from 1,500,000 to 750,000 the number of authorized shares in each of the following classes (i) Class A Shares; (ii) Class B Shares; (iii) Class C Shares;
(iv) Class D Shares; (v) Class E

Shares; and (vi) Noncumulative Shares; and (b) to authorize 750,000 shares in, and establish the terms of, each of the following classes of preferred shares:
(i) Class F Cumulative Preferred Shares, without par value (the "Class F Shares"); (ii) Class F Cumulative Preferred Shares, without par value (the "Class F Shares"); (iii) Class H Cumulative Preferred Shares, without par value (the "Class H Shares"); (iv) Class I Cumulative Preferred Shares, without par value (the "Class I Shares"); (v) Class J Cumulative Preferred Shares, without par value (the "Class J Shares"); and (vi) Class K Cumulative Preferred Shares, without par value (the "Class K Shares"). The Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Class K Shares are collectively referred to herein as the "New Preferred Shares." The Existing Preferred Shares and the New Preferred Shares are collectively referred to herein as the "Preferred Shares."

     The Board of Directors has also adopted a resolution recommending that the shareholders approve an amendment of the Section 1 of Article II of the Company's Code of Regulations (the "Regulations") to provide that the number of directors will automatically increase if, pursuant to the terms of the Articles holders of any Preferred Shares are entitled to elect members of the Board of Directors. The full text of Article FOURTH of the Articles reflecting these amendments is attached hereto as Exhibit B and the full text of Section 1 of
Article II of the Regulations is attached hereto as Exhibit C. The following descriptions of the proposed amendments are qualified in their entirety by reference to Exhibits B and C.

DESCRIPTION OF NEW PREFERRED SHARES

     The New Preferred Shares would rank on a parity with each other and with the Existing Preferred Shares and would be identical to each other and to the Existing Preferred Shares, except in respect of the matters that may be fixed by the Board of Directors as described in clauses (a) through (i) in the following paragraph. The terms of the New Preferred Shares would generally be as described below.

     Variations in Series; Priority. All series of each class of the New Preferred Shares would rank equally with, and would be identical in all respects to, all other series of such class of New Preferred Shares, except that the Board of Directors may fix with respect to each series without further action by the shareholders, prior to the issuance thereof, the following: (a) the designation of the series, which may be by distinguishing number, letter or title, (b) the authorized number of shares of the series, which number the Board of Directors may (except when otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding), (c) the dividend rate or rates of the series, including the means by which such rates may be established, (d) the date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established, (e) redemption rights and prices, if any, (f) the terms and amounts of the sinking fund, if any, (g) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, (h) whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made, and (i) restrictions on the issuance of shares of the same or any other class or series. All series of each class of New Preferred Shares would rank, as to dividend and liquidation rights, on a parity with each other series of a class of Preferred Shares and senior to the Common Shares.

     Dividend Rights. The holders of each series of each class of New Preferred Shares would be entitled to receive, if declared, dividends in cash at the rate determined for such series and no more, payable on the dates fixed for such series, before any dividends may be paid or any distribution made on the Common Shares or other shares of the Company ranking junior to the New Preferred Shares. Such dividends would be cumulative from the dates fixed for the series.

     Restrictions on Common Shares. If and so long as there is any arrearage in the payment of dividends on or in meeting any sinking fund requirement of any outstanding New Preferred Shares no dividend or other distribution could be made in respect of Common Shares of the Company or any other shares ranking junior to the New Preferred Shares (except a dividend or distribution payable in Common Shares or other shares ranking junior to the New Preferred Shares).

     Liquidation or Dissolution. In the event of the voluntary or involuntary liquidation or dissolution of the Company, to the extent assets remain after payment to creditors in full and before any distribution to holders of Common Shares or other shares ranking junior to the New Preferred Shares, the holders of each series of New Preferred Shares would be entitled to receive the applicable liquidation price fixed for their respective series and an amount equal to accrued and unpaid dividends to the date of payment, ratably in proportion to their full preferential amounts. The merger or consolidation of the Company or the sale, lease or conveyance of all or substantially all of its assets would not be deemed to be a liquidation or dissolution for this purpose.

     Voting Rights. The holders of New Preferred Shares would have no voting rights except as required by law and as follows:

          (a) if the Company is in default in the payment of the dividends on any series of New Preferred Shares for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, the holders of New Preferred Shares of all such series become entitled to vote as a separate class (but together with all holders of all other classes of Preferred Shares which contain a series on which the company is also in default in the payment of the full dividends), at a meeting at which the holders of at least 50% thereof are represented, to elect two directors of the Company until all accrued dividends on all such series of New Preferred Shares have been paid; and

          (b) the consent of the holders of at least two-thirds of a class of New Preferred Shares would be necessary to (1) amend the Articles or the Regulations, whether in connection with a merger or consolidation or otherwise, in a manner adversely and materially affecting the preferences or the voting or other rights of the holders of such class of New Preferred Shares or (2) authorize any shares, or any security convertible into shares, in either case ranking prior to such class of New Preferred Shares; provided, however, that neither the amendment of the Articles so as to authorize, create or change the authorized number of such class of New Preferred Shares or any shares ranking on a parity with or junior to such class of New Preferred Shares nor the amendment of the Regulations so as to change the number of directors of the Company shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such class of New Preferred Shares.

     In all cases in which the holders of New Preferred Shares would have the right to vote, each such holder would be entitled to one vote for each New Preferred Share held by such holder.

     Redemption, Sinking Fund and Purchase Provisions. A series of a class of New Preferred Shares may be redeemed at the option of the Board of Directors of the Company or be subject to sinking fund or mandatory redemption, if any, to the extent provided in the terms of such series. New Preferred Shares of any class which have been redeemed or purchased by the Company resume the status of authorized but unissued New Preferred Shares of such class without serial designation and may be reissued by the Company from time to time as New Preferred Shares of any series of such class, except as may be limited by the terms of a class or series.

     Holders of New Preferred Shares would have no preemptive rights to subscribe to or for any additional shares or other securities of the Company. New Preferred Shares may be issued by the Company, as and when the Board deems it desirable, without further shareholder action.

DESCRIPTION OF AMENDMENT TO THE REGULATIONS

     The number of members of the Board of Directors established by the Regulations is presently seven, which number can be increased or decreased by the vote of the holders of Common Shares. As proposed, the terms of the New Preferred Shares provide that if the Company is in default in the payment of dividends on any series of any class of New Preferred Shares for a number of dividend periods, whether consecutive or not, which, in the aggregate contain at least 540 days, the holders of such shares of all series of such class become entitled to vote as a separate class to elect two members of the Board of Directors of the Company until all accrued dividends on such shares have been paid. The Regulations currently accommodate this potential increase in the size of the Board of Directors in the case of such defaults for Existing Preferred Shares.

REASONS FOR AND EFFECTS OF PROPOSED AMENDMENTS

     The Company's primary purpose in having New Preferred Shares available for issuance is to allow greater flexibility with respect to future financings and acquisitions and to allow greater flexibility in carrying out other general corporate purposes. Although the Company has additional authorized but unissued Existing Preferred Shares, the Company desires the flexibility to offer different classes of preferred shares if it determines to issue additional preferred shares in the future. In addition, the issuance of more than one series of Preferred Shares with different terms from the same class of Preferred Shares can pose a problem under federal income tax laws for the Company.

     The availability of New Preferred Shares might be considered as having the effect of discouraging a merger, sale of the Company's assets or similar transaction, or attempt by others to acquire control of the Company since the issuance of New Preferred Shares could be used to dilute the share ownership of a person or entity seeking to obtain control of the Company. In this respect, certain companies have issued, as a dividend to the holders of their common shares, preferred shares having terms designed to discourage third parties from acquiring control of such companies, and the New Preferred Shares would be available for such purpose. Additionally, issuance of the New Preferred Shares could result in there being additional classes of securities outstanding that would have conversion features and preference over the Common Shares with respect to dividends and to distributions in liquidation and could also result in the dilution of net income per share and book value of the Common Shares. Moreover, an issuance or private placement of New Preferred Shares to or with persons supporting current management of the Company could be used to prevent a merger, consolidation or other transaction or attempt by others to acquire control of the Company, because the terms of each class of New Preferred Shares would require that the holders thereof approve all such transactions by a two-thirds vote when such transactions would adversely affect the preferences or voting or other rights of the holders of such class of New Preferred Shares. As a result, a vote by the holders of such shares could block such a merger, consolidation or similar transaction which the holders of a majority of the outstanding Common Shares of the Company believe desirable.

     The Board believes it advisable, for the foregoing reasons, that the Articles be amended to reduce the number of authorized Existing Preferred Shares and authorize the New Preferred Shares (thereby, in effect, reallocating authorized but unissued Existing Preferred Shares to six new classes of New Preferred Shares) and to establish certain of the terms and preferences for the New Preferred Shares as set forth herein.

FAILURE TO APPROVE

     FOR EITHER OF PROPOSALS THREE AND FOUR TO TAKE EFFECT, BOTH PROPOSALS MUST BE APPROVED. ACCORDINGLY, THE FAILURE OF THE SHAREHOLDERS TO APPROVE EITHER PROPOSAL WILL HAVE THE SAME EFFECT AS THE FAILURE TO APPROVE BOTH PROPOSALS.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of Common Shares entitling such holders to exercise a majority of the voting power of the Company is required to adopt the proposed amendments to the Articles and the Regulations.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSALS THREE AND FOUR.

                              CERTAIN TRANSACTIONS

GUARANTEES OF LOANS

     The Company guaranteed obligations of certain of its executive officers under a personal loan program provided to those executive officers by The First National Bank of Chicago, as agent, and certain other banks. The executive officers used proceeds of the loans to purchase Common Shares from the Company and to exercise options to purchase Common Shares. Each loan is an unsecured obligation of the respective officer. Each executive officer has agreed to reimburse the Company for any amounts paid by the Company to satisfy that executive officer's obligations under the loan program as a result of the Company's guarantee.

     The Company guaranteed loans, in the amount listed after the executive officer's name, for the following: Scott A. Wolstein--$7,500,000, James A. Schoff--$3,750,000, Richard J. Kaplan--$1,000,000, Joan U. Allgood--$750,000,
Loren F. Henry $750,000, William H. Schafer--$550,000, John R. McGill--$500,000. In addition, the Company guaranteed loans, in amounts ranging from $25,250 to $50,000, for four other executive officers.

LOAN TO SCOTT A. WOLSTEIN

     In August 1998, the Board of Directors authorized the Company to from time to time lend Scott A. Wolstein an amount not to exceed $350,000 to reduce the outstanding principal balance of, and to prevent the sale of Common Shares from, a margin account loan secured by Common Shares owned by Mr. Wolstein . A loan is payable 90 days from the date of the loan, is evidenced by a promissory note and bears interest at an annual rate of 0.85% over LIBOR (5.55% as of December 30, 1998), which approximates the Company's borrowing cost. The largest principal amount outstanding during 1998 was $350,000. As of the date of this proxy statement, no such loans were outstanding.

MANAGEMENT FEES

     The Company received management and leasing fee income of approximately $168,809 in 1998 pursuant to management agreements with certain partnerships owned by Mr. B. Wolstein, the father of Mr. Scott A. Wolstein, and one partnership owned by Messrs. B. Wolstein and McGill.

LEASE OF CORPORATE HEADQUARTERS

     The Company leased its 1998 corporate headquarters in Moreland Hills, Ohio, from the spouse of Mr. B. Wolstein. Annual rental payments aggregating approximately $658,779 were made in 1998 by the Company. Rental payments under the lease include payment by the Company of all maintenance and insurance expenses, real estate taxes and operating expenses over a base year amount. The Company currently occupies the space pursuant to the terms of a lease which expires on December 31, 2009.

PROPERTY ACQUISITIONS

     In June 1998, the Company acquired approximately 18 acres of land adjacent to a shopping center owned by one of the Company's joint ventures for approximately $4,350,000 from a partnership owned by Mr. B. Wolstein and Mr. John McGill, an executive officer of the Company.

     In February 1998, the Company acquired a shopping center from a from a limited partnership in which Messrs. B. Wolstein, Scott A. Wolstein and James A. Schoff in the aggregate owned a 1% general partnership interest. The initial purchase price of the property was approximately $6,496,087. In January 1999, in accordance with the purchase agreement the Company paid approximately $588,329 following the lease of certain vacant space in the shopping center.

LEASING AND SALES COMMISSIONS

     In 1998, the Company paid a partnership owned by Mr. B. Wolstein approximately $105,000 for leasing and sales commissions associated with the leasing or sale of certain shopping center outlots. Also in 1998, the Company paid approximately $662,354 to a company owned by Mr. Eugene Faigus, the brother-in-law of Mr. Scott A. Wolstein, for fees and commissions related to the acquisition of several shopping centers in 1998.

LEGAL REPRESENTATION

     Albert T. Adams, a director of the Company, is a partner of the law firm Baker & Hostetler LLP in Cleveland, Ohio. The Company retained that firm during 1998 to provide various legal services. The dollar amount of fees that the Company paid to that firm did not exceed five percent of that firm's gross revenue for the year. The Company expects that Baker & Hostetler LLP will continue to provide such services during 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company.

Executive officers, directors and owners of more than 10% of the Common Shares are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except for Messrs. Schafer and Schoff who each filed one late Form 4 in 1998.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP served as independent public accountants to the Company in 1998 and is expected to do so in 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareholders.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at 3300
Enterprise Parkway, Beachwood, Ohio 44122, on or before                ,      ,
for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders. As to any proposal that a shareholder intends to present to shareholders other than by inclusion in the Company's proxy statement for the 2000 Annual Meeting of Shareholders, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless the Company receives
notice of the matter to be proposed not later than                ,      . Even
if proper notice is received on or prior to                ,      the proxies
named in the Company's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

     If the enclosed proxy is properly executed and returned to the Company, the persons named in it will vote the shares represented by such proxy at the meeting. The form of proxy permits specification of a vote for the election of directors as set forth under "Election of Directors," the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees. With respect to proposals TWO, THREE and FOUR, the form of proxy permits specification of vote for, against or in abstention with respect to the respective proposals.

     Where a choice has been specified in the proxy, the shares represented will be voted in accordance with such specification. If no specification is made, such shares will be voted at the meeting to elect directors as described under "Election of Directors" above and FOR Proposals TWO, THREE and FOUR, above. Under Ohio law and the Company's Amended and Restated Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against any nominee. Under Ohio law and the Company's Amended and Restated Articles of Incorporation, broker non-votes and abstaining votes with respect to Proposal TWO, THREE and FOUR will in effect be votes against such proposals. If any other matters shall properly come before the meeting, the persons named in the proxy will vote thereon in accordance with their judgment. Management does not know of any other matters which will be presented for action at the meeting.

                                            By order of the Board of Directors,

                                            JOAN U. ALLGOOD
                                            Secretary
Dated: April   , 1999

                                                                       EXHIBIT A

DIVISION A-I

  Section 5.Voting

     (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class A Shares at the time outstanding, whether or not earned or declared, FOR A NUMBER OF DIVIDEND PAYMENT PERIODS, WHETHER CONSECUTIVE OR NOT, WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS, all holders of such Class A Shares, voting separately as a class, together with all Class B Shares, Class C Shares, Class D Shares, Class E Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class A Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class A Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class A Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class A Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class A Shares, at any time during which the Corporation is in default in the payment of dividends on such Class A Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

DIVISION A-II

  Section 5.Voting

     (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class B Shares at the time outstanding, whether or not earned or declared, FOR A NUMBER OF DIVIDEND PAYMENT PERIODS, WHETHER CONSECUTIVE OR NOT, WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS, all holders of such Class B Shares, voting separately as a class, together with all Class A Shares, Class C Shares, Class D Shares, Class E Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class B Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class B Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class B Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class B Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class B Shares, at any time during which the Corporation is in default in the payment of dividends on such Class B Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

DIVISION A-III

  Section 5.Voting

     (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class C Shares at the time outstanding, whether or not earned or declared, FOR A NUMBER OF DIVIDEND PAYMENT PERIODS, WHETHER CONSECUTIVE OR NOT, WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS, all holders of such Class C Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class D Shares, Class E Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class C Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class C Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class C Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class C Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class C Shares, at any time during which the Corporation is in default in the payment of dividends on such Class C Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

DIVISION A-IV

  Section 5.Voting

     (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class D Shares at the time outstanding, whether or not earned or declared, FOR A NUMBER OF DIVIDEND PAYMENT PERIODS, WHETHER CONSECUTIVE OR NOT, WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS, all holders of such Class D Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class E Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class D Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class D Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class D Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class D Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class D Shares, at any time during which the Corporation is in default in the payment of dividends on such Class D Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

DIVISION A-V

  Section 5.Voting

     (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class E Shares at the time outstanding, whether or not earned or declared, FOR A NUMBER OF DIVIDEND PAYMENT PERIODS, WHETHER CONSECUTIVE OR NOT, WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS, all holders of such Class E Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class E Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class E Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class E Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class E Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class E Shares, at any time during which the Corporation is in default in the payment of dividends on such Class E Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

DIVISION A-VI

  Section 5.Voting

     (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Noncumulative Shares at the time outstanding, whether or not earned or declared, FOR A NUMBER OF DIVIDEND PAYMENT PERIODS, WHETHER CONSECUTIVE OR NOT, WHICH IN THE AGGREGATE CONTAIN AT LEAST 540 DAYS, all holders of such Noncumulative Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Noncumulative Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Noncumulative Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Noncumulative Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Noncumulative Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Noncumulative Shares, at any time during which the Corporation is in default in the payment of dividends on such Noncumulative Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                                                                       EXHIBIT B

     FOURTH: The authorized number of shares of the Corporation is 109,000,000, consisting of 100,000,000 Common Shares, without par value (hereinafter called "Common Shares"), 750,000 Class A Cumulative Preferred Shares, without par value (hereinafter called "Class A Shares"), 750,000 Class B Cumulative Preferred Shares, without par value (hereinafter called "Class B Shares"), 750,000 Class C Cumulative Preferred Shares, without par value (hereinafter called "Class C Shares"), 750,000 Class D Cumulative Preferred Shares, without par value (hereinafter called "Class D Shares"), 750,000 Class E Cumulative Preferred Shares, without par value (hereinafter called "Class E Shares"), 750,000 Class F Cumulative Preferred Shares, without par value (hereinafter called "Class G Shares"), 750,000 Class G Cumulative Preferred Shares, without par value (hereinafter called "Class G Shares"), 750,000 Class H Cumulative Preferred Shares, without par value (hereinafter called "Class H Shares"), 750,000 Class I Cumulative Preferred Shares, without par value (hereinafter called "Class I Shares"), 750,000 Class J Cumulative Preferred Shares, without par value (hereinafter called "Class J Shares"), 750,000 Class K Cumulative Preferred Shares, without par value (hereinafter called "Class K Shares"), and 750,000 Noncumulative Preferred Shares, without par value (hereinafter called "Noncumulative Shares"). The Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, the Class F Shares, the Class G Shares, the Class H Shares, the Class I Shares, the Class J Shares, the Class K Shares are sometimes collectively referred to herein as the "Cumulative Shares."

                                   DIVISION A

     I. The Class A Cumulative Preferred Shares. The Class A Shares shall have the following express terms:

     Section 1. Series. The Class A Shares may be issued from time to time in one or more series. All Class A Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class A Shares shall rank on a parity with the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares, the Class F Shares, the Class G Shares, the Class H Shares, the Class I Shares, the Class J Shares, the Class K Shares and the Noncumulative Shares and shall be identical to all Class B Shares, Class C Shares, Class D Shares, Class E Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Cumulative Shares, shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class A Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common
     Shares or      shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item I) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class A Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class A Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class A Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class A Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class A Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class A Shares, nor shall any Common Shares or any other shares ranking junior to the Class A Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class A Shares received by the Corporation subsequent to the date of first issuance of Class A Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item I.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class A Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class A Shares shall be the amount that the total dividends paid or made available to the holders of the Class A Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class A Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item I; and

             (2) Shall, from time to time, make such redemptions of each series of Class A Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item I; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class A Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item I prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class A Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class A Shares so to be redeemed amounts equal to the redemption price of the Class A Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class A Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class A Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class A Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class A Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these

     Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class A Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class A Shares, unless all dividends on all Class A Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class A Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class A Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item I, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class A Shares of the full preferential amounts as aforesaid, the holders of Class A Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class A Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class A Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class A Shares, voting separately as a class, together with all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class A Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class A Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class A Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class A Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

             (2) In the event of default entitling holders of Class A Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class A Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class A Shares. At any meeting at which such holders of Class A Shares shall be entitled to elect directors, holders of 50% of such Class A Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class A Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class A Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class A Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class A Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class A Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class A Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class A Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class A Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class A Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class A Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class A Shares or of any shares ranking on a parity with or junior to the Class A Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class A Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class A Shares.

          (e) In the event, and only to the extent, that (1) Class A Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class A Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class A Shares or of any shares ranking on a parity with or junior to the Class A Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     Section 6. 9 1/2% Class A Cumulative Redeemable Preferred Shares. Of the 1,500,000 authorized Class A Shares, 460,000 shares are designated as a series entitled "9 1/2% Class A Cumulative Redeemable Preferred Shares" (hereinafter called "9 1/2% Class A Preferred Shares"). The 9 1/2% Class A Preferred Shares shall have the express terms set forth in this Item I as being applicable to all Class A Shares as a class and, in addition, the following express terms applicable to all 9 1/2% Class A Preferred Shares as a series of Class A Shares:

          (a) The annual dividend rate of the 9 1/2% Class A Preferred Shares shall be 9 1/2% of the liquidation preference of $250.00 per share.

          (b) Dividends on the 9 1/2% Class A Preferred Shares shall be payable, if declared, quarterly on or about the 15th day of March, June, September, and December each year, the first quarterly dividend being payable, if declared, on December 15, 1995. The dividends payable for each full quarterly dividend period on each 9 1/2% Class A Preferred Shares shall be $5.94.

     Dividends for the initial dividend period on the 9 1/2% Class A Preferred Shares, or for any period shorter or longer than a full dividend period on the 9 1/2% Class A Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 9 1/2% Class A Preferred Shares shall be rounded to the nearest one one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

          (c) Dividends on 9 1/2% Class A Preferred Shares shall be cumulative as follows:

             (1) With respect to shares included in the initial issue of 9 1/2% Class A Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 9 1/2% Class A Preferred Shares, dividends shall be cumulative from the date of the initial issue of 9 1/2% Class A Preferred Shares; and

             (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 9 1/2% Class A Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

          (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 9 1/2% Class A Preferred Shares may not be redeemed prior to November 15, 2000. At any time or from time to time on and after November 15, 2000 the Corporation, at its option upon not less than thirty
     (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 9 1/2% Class A Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

          (e) The amount payable per 9 1/2% Class A Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

          (f) All dividend payments made on the 9 1/2% Class A Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 9 1/2% Class A Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Item I, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

     II. The Class B Cumulative Preferred Shares. The Class B Cumulative Preferred Shares shall have the following express terms:

     Section 1. Series. The Class B Shares may be issued from time to time in one or more series. All Class B Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class B Shares shall rank on a parity with the Class A Shares, the Class C Shares, the Class D Shares, the Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on the Cumulative Shares are cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class B Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item II) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), both inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class B Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class B Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class B Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class B Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to the Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class B Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class B Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class B Shares, nor shall any Common Shares or any other shares ranking junior to the Class B Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class B Shares received by the Corporation subsequent to the date of first issuance of Class B Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment thereof set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item II.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption, retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class B Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent that it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class B Shares shall be the amount that the total dividends paid or made available to the holders of the Class B Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class B Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item II; and

             (2) Shall, from time to time, make such redemptions of each series of Class B Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item II; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class B Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item II prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class B Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class B Shares so to be redeemed amounts equal to the redemption price of the Class B Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class B Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class B Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class B Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class B Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these

     Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class B Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class B Shares, unless all dividends on all Class B Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class B Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class B Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item II, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class B Shares of the full preferential amounts as aforesaid, the holders of Class B Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class B Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class B Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of Class B Shares, voting separately as a class, together with all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class B Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class B Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class B Shares then outstanding shall have been paid or declared and a sum sufficient therefor set aside for payment, whereupon the holders of such Class B Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

             (2) In the event of default entitling holders of Class B Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class B Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class B Shares. At any meeting at which such holders of Class B Shares shall be entitled to elect directors, holders of 50% of such Class B Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class B Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class B Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation nor require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class B Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class B Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class B Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class B Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class B Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class B Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class B Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class B Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class B Shares or of any shares ranking on a parity with or junior to the Class B Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class B Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such Class B Shares.

          (e) In the event, and only to the extent, that (1) Class B Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class B Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class B Shares or of any shares remaining on a parity with or junior to the Class B Shares nor the amendment of the provisions of the Code of Regulations so as to change the number of classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of such series.

     Section 6. 9.44% Class B Cumulative Redeemable Preferred Shares. Of the 1,500,000 authorized Class B Shares, 177,500 shares are designated as a series entitled "9.44% Class B Cumulative Redeemable Preferred Shares" (hereinafter called "9.44% Class B Preferred Shares"). The 9.44% Class B Preferred Shares shall have the express terms set forth in this Item II as being applicable to all Class B Shares as a class and, in addition, the following express terms applicable to all 9.44% Class B Preferred Shares as a series of Class B Shares:

          (a) The annual dividend rate of the 9.44% Class B Preferred Shares shall be 9.44% of the liquidation preference of $250.00 per share.

          (b) Dividends on the 9.44% Class B Preferred Shares shall be payable, if declared, quarterly on or about the 15th day of March, June, September, and December each year, the first quarterly dividend being payable, if declared, on March 15, 1996. The dividends payable for each full quarterly dividend period on each 9.44% Class B Preferred Shares shall be $5.90.

     Dividends for the initial dividend period on the 9.44% Class B Preferred Shares, or for any period shorter or longer than a full dividend period on the 9.44% Class B Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 9.44% Class B Preferred Shares shall be rounded to the nearest one one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

          (c) Dividends on 9.44% Class B Preferred Shares shall be cumulative as follows:

             (1) With respect to shares included in the initial issue of 9.44% Class B Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 9.44% Class B Preferred Shares, dividends shall be cumulative from the date of the initial issue of 9.44% Class B Preferred Shares; and

             (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 9.44% Class B Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

          (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 9.44% Class B Preferred Shares may not be redeemed prior to December 26, 2000. At any time or from time to time on and after December 26, 2000 the Corporation, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 9.44% Class B Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities
     (including common shares and preferred      shares), shares, interests,
     participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

          (e) The amount payable per 9.44% Class B Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

          (f) All dividend payments made on the 9.44% Class B Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 9.44% Class B Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Item II, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

     III. The Class C Cumulative Preferred Shares. The Class C Shares shall have the following express terms:

     Section 1. Series. The Class C Shares may be issued from time to time in one or more series. All Class C Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class C Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class D Shares, the Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class C Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item III) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class C Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class C Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class C Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class C Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class C Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class C Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class C Shares, nor shall any Common Shares or
     any other      shares ranking junior to the Class C Shares be purchased,
     retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class C Shares received by the Corporation subsequent to the date of first issuance of Class C Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item III.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class C Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class C Shares shall be the amount that the total dividends paid or made available to the holders of the Class C Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class C Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item III; and

             (2) Shall, from time to time, make such redemptions of each series of Class C Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item III; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class C Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item III prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class C Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class C Shares so to be redeemed amounts equal to the redemption price of the Class C Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class C Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class C Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class C Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class C Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class C Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class C Shares, unless all dividends on all Class C Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class C Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class C Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item III, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class C Shares of the full preferential amounts as aforesaid, the holders of Class C Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class C Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class C Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class C Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class C Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class C Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class C Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class C Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class C Shares, at any time during which the Corporation is in default in the payment of dividends on such Class C Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class C Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class C Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class C Shares. At any meeting at which such holders of Class C Shares shall be entitled to elect directors, holders of 50% of such Class C Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class C Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class C Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class C Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class C Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class C Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class C Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class C Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class C Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class C Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class C Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class C Shares or of any shares ranking on a parity with or junior to the Class C Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class C Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class C Shares.

          (e) In the event, and only to the extent, that (1) Class C Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class C Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class C Shares or of any shares ranking on a parity with or junior to the Class C Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     Section 6. 8 3/8% Class C Cumulative Redeemable Preferred Shares. Of the 1,500,000 authorized Class C Shares, 400,000 shares are designated as a series entitled "8 3/8% Class C Cumulative Redeemable Preferred Shares" (hereinafter called "8 3/8% Class C Preferred Shares"). The 8 3/8% Class C Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class C Shares as a class and, in addition, the following express terms applicable to all 8 3/8% Class C Preferred Shares as a series of Class C Shares:

          (a) The annual dividend rate of the 8 3/8% Class C Preferred Shares shall be 8 3/8% of the liquidation preference of $250.00 per share.

          (b) Dividends on the 8 3/8% Class C Preferred Shares shall be payable, if declared, quarterly on or about the fifteenth day of March, June, September, and December each year, the first quarterly dividend being payable, if declared, on September 15, 1998. The dividends payable for each full quarterly dividend period on each 8 3/8% Class C Preferred Shares shall be $5.234375.

     Dividends for the initial dividend period on the 8 3/8% Class C Preferred Shares, or for any period shorter or longer than a full dividend period on the 8 3/8% Class C Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 8 3/8% Class C Preferred Shares shall be rounded to the nearest one one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

          (c) Dividends on 8 3/8% Class C Preferred Shares shall be cumulative as follows:

             (1) With respect to shares included in the initial issue of 8 3/8% Class C Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 8 3/8% Class C Preferred Shares, dividends shall be cumulative from the date of the initial issue of 8 3/8% Class C Preferred Shares; and

             (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment
        date next preceding the date of issue of such      shares, except that
        if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 8 3/8% Class C Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

          (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 8 3/8% Class C Preferred Shares may not be redeemed prior to July 7, 2003. At any time or from time to time on and after July 7, 2003 the Corporation, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem all or any part of the

     8 3/8% Class C Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

          (e) The amount payable per 8 3/8% Class C Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

          (f) All dividend payments made on the 8 3/8% Class C Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 8 3/8% Class C Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Division A-III, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

     IV. The Class D Cumulative Preferred Shares. The Class D Shares shall have the following express terms:

     Section 1. Series. The Class D Shares may be issued from time to time in one or more series. All Class D Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class D Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class D Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item IV) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class D Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class D Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class D Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class D Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class D Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class D Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class D Shares, nor shall any Common Shares or any other shares ranking junior to the Class D Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class D Shares received by the Corporation subsequent to the date of first issuance of Class D Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item IV.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class D Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class D Shares shall be the amount that the total dividends paid or made available to the holders of the Class D Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class D Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item IV; and

             (2) Shall, from time to time, make such redemptions of each series of Class D Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item IV; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class D Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item IV prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class D Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class D Shares so to be redeemed amounts equal to the redemption price of the Class D Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class D Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class D Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class D Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class D Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class D Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class D Shares, unless all dividends on all Class D Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class D Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class D Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item IV, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class D Shares of the full preferential amounts as aforesaid, the holders of Class D Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class D Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class D Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class D Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class D Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class D Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class D Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class D Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class D Shares, at any time during which the Corporation is in default in the payment of dividends on such Class D Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class D Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class D Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class D Shares. At any meeting at which such holders of Class D Shares shall be entitled to elect directors, holders of 50% of such Class D Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class D Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class D Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class D Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class D Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class D Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class D Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class D Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class D Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class D Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class D Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class D Shares or of any shares ranking on a parity with or junior to the Class D Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class D Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class D Shares.

          (e) In the event, and only to the extent, that (1) Class D Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class D Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class D Shares or of any shares ranking on a parity with or junior to the Class D Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     Section 6. 8.68% Class D Cumulative Redeemable Preferred Shares. Of the 1,500,000 authorized Class D Shares, 230,000 shares are designated as a series entitled "8.68% Class D Cumulative Redeemable Preferred Shares" (hereinafter called "8.68% Class D Preferred Shares"). The 8.68% Class D Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class D Shares as a class and, in addition, the following express terms applicable to all 8.68% Class D Preferred Shares as a series of Class D Shares:

          (a) The annual dividend rate of the 8.68 % Class D Preferred Shares shall be 8.68 % of the liquidation preference of $250.00 per share.

          (b) Dividends on the 8.68 % Class D Preferred Shares shall be payable, if declared, quarterly on or about the fifteenth day of March, June, September, and December each year, the first quarterly dividend being payable, if declared, on December 15, 1998 The dividends payable for each full quarterly dividend period on each 8.68 % Class D Preferred Shares shall be $5.425.

     Dividends for the initial dividend period on the 8.68 % Class D Preferred Shares, or for any period shorter or longer than a full dividend period on the
8.68 % Class D Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 8.68 % Class D Preferred Shares shall be rounded to the nearest one one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

          (c) Dividends on 8.68 % Class D Preferred Shares shall be cumulative as follows:

             (1) With respect to shares included in the initial issue of 8.68% Class D Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 8.68% Class D Preferred Shares, dividends shall be cumulative from the date of the initial issue of 8.68% Class D Preferred Shares; and

             (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 8.68 % Class D Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

          (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 8.68 % Class D Preferred Shares may not be redeemed prior to August 20, 2003. At any time or from time to time on and after August 20, 2003 the Corporation, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 8.68 % Class D Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

          (e) The amount payable per 8.68 % Class D Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

          (f) All dividend payments made on the 8.68 % Class D Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 8.68 % Class D Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Division A-IV, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

     V. The Class E Cumulative Preferred Shares. The Class E Shares shall have the following express terms:

     Section 1. Series. The Class E Shares may be issued from time to time in one or more series. All Class E Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class E Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class E Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item V) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class E Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class E Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class E Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class E Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class E Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class E Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class E Shares, nor shall any Common Shares or any other shares ranking junior to the Class E Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class E Shares received by the Corporation subsequent to the date of first issuance of Class E Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item V.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class E Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class E Shares shall be the amount that the total dividends paid or made available to the holders of the Class E Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class E Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item V; and

             (2) Shall, from time to time, make such redemptions of each series of Class E Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item V; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class E Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item V prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class E Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class E Shares so to be redeemed amounts equal to the redemption price of the Class E Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class E Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class E Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class E Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class E Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class E Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class E Shares, unless all dividends on all Class E Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class E Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class E Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item V, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class E Shares of the full preferential amounts as aforesaid, the holders of Class E Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class E Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class E Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class E Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class E Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class E Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class E Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class E Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class E Shares, at any time during which the Corporation is in default in the payment of dividends on such Class E Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class E Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class E Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class E Shares. At any meeting at which such holders of Class E Shares shall be entitled to elect directors, holders of 50% of such Class E Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class E Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class E Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class E Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class E Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class E Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class E Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class E Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class E Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class E Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class E Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class E Shares or of any shares ranking on a parity with or junior to the Class E Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class E Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class E Shares.

          (e) In the event, and only to the extent, that (1) Class E Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class E Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class E Shares or of any shares ranking on a parity with or junior to the Class E Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     VI. The Class F Cumulative Preferred Shares. The Class F Shares shall have the following express terms:

     Section 1. Series. The Class F Shares may be issued from time to time in one or more series. All Class F Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class F Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class F Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VI) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class F Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class F Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class F Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class F Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class F Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class F Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class F Shares, nor shall any Common Shares or any other shares ranking junior to the Class F Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class F Shares received by the Corporation subsequent to the date of first issuance of Class F Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VI.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class F Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class F Shares shall be the amount that the total dividends paid or made available to the holders of the Class F Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class F Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VI; and

             (2) Shall, from time to time, make such redemptions of each series of Class F Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item VI; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class F Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VI prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class F Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class F Shares so to be redeemed amounts equal to the redemption price of the Class F Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class F Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class F Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class F Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class F Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class F Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class F Shares, unless all dividends on all Class F Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class F Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class F Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VI, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class F Shares of the full preferential amounts as aforesaid, the holders of Class F Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class F Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class F Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class F Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class F Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class F Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class F Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class F Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class F Shares, at any time during which the Corporation is in default in the payment of dividends on such Class F Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class F Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class F Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class F Shares. At any meeting at which such holders of Class F Shares shall be entitled to elect directors, holders of 50% of such Class F Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class F Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class F Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class F Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class F Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class F Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class F Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class F Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class F Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class F Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class F Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class F Shares or of any shares ranking on a parity with or junior to the Class F Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class F Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class F Shares.

          (e) In the event, and only to the extent, that (1) Class F Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class F Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class F Shares or of any shares ranking on a parity with or junior to the Class F Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     VII. The Class G Cumulative Preferred Shares. The Class G Shares shall have the following express terms:

     Section 1. Series. The Class G Shares may be issued from time to time in one or more series. All Class G Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class G Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class G Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VII) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class G Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class G Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class G Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class G Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class G Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class G Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class G Shares, nor shall any Common Shares or any other shares ranking junior to the Class G Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class G Shares received by the Corporation subsequent to the date of first issuance of Class G Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VII.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class G Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class G Shares shall be the amount that the total dividends paid or made available to the holders of the Class G Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class G Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VII; and

             (2) Shall, from time to time, make such redemptions of each series of Class G Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item VII; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class G Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VII prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class G Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class G Shares so to be redeemed amounts equal to the redemption price of the Class G Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class G Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class G Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class G Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class G Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class G Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class G Shares, unless all dividends on all Class G Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class G Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class G Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VII, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class G Shares of the full preferential amounts as aforesaid, the holders of Class G Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class G Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class G Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class G Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class G Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class G Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class G Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class G Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class G Shares, at any time during which the Corporation is in default in the payment of dividends on such Class G Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class G Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class G Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class G Shares. At any meeting at which such holders of Class G Shares shall be entitled to elect directors, holders of 50% of such Class G Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class G Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class G Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class G Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class G Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class G Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class G Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class G Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class G Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class G Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class G Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class G Shares or of any shares ranking on a parity with or junior to the Class G Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class G Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class G Shares.

          (e) In the event, and only to the extent, that (1) Class G Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class G Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class G Shares or of any shares ranking on a parity with or junior to the Class G Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     VIII. The Class H Cumulative Preferred Shares. The Class H Shares shall have the following express terms:

     Section 1. Series. The Class H Shares may be issued from time to time in one or more series. All Class H Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class H Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class H Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the
     issuance thereof (but not below the number of      shares thereof then
     outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common
     Shares or      shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VIII) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class H Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class H Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class H Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class H Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class H Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class H Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class H Shares, nor shall any Common Shares or
     any other      shares ranking junior to the Class H Shares be purchased,
     retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class H Shares received by the Corporation subsequent to the date of first issuance of Class H Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VIII.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class H Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class H Shares shall be the amount that the total dividends paid or made available to the holders of the Class H Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class H Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VIII; and

             (2) Shall, from time to time, make such redemptions of each series of Class H Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item VIII; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b)(1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class H Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VIII prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class H Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class H Shares so to be redeemed amounts equal to the redemption price of the Class H Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class H Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class H Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class H Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class H Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these

     Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class H Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class H Shares, unless all dividends on all Class H Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a)(1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class H Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class H Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VIII, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class H Shares of the full preferential amounts as aforesaid, the holders of Class H Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class H Shares shall have no voting rights, except as provided in this Section or required by law.

          (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class H Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class H Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class H Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class H Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class H Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class H Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class H Shares, at any time during which the Corporation is in default in the payment of dividends on such Class H Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class H Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class H Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class H Shares. At any meeting at which such holders of Class H Shares shall be entitled to elect directors, holders of 50% of such Class H Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class H Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class H Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class H Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class H Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class H Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class H Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class H Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class H Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class H Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class H Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class H Shares or of any shares ranking on a parity with or junior to the

        Class H Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class H Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class H Shares.

          (e) In the event, and only to the extent, that (1) Class H Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class H Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class H Shares or of any shares ranking on a parity with or junior to the Class H Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     IX. The Class I Cumulative Preferred Shares. The Class I Shares shall have the following express terms:

     Section 1. Series. The Class I Shares may be issued from time to time in one or more series. All Class I Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class I Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class I Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the
     issuance thereof (but not below the number of      shares thereof then
     outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common
     Shares or      shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item IX) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class I Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class I Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class I Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class I Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class I Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class I Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class I Shares, nor shall any Common Shares or
     any other      shares ranking junior to the Class I Shares be purchased,
     retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class I Shares received by the Corporation subsequent to the date of first issuance of Class I Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item IX.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class I Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of

     Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class I Shares shall be the amount that the total dividends paid or made available to the holders of the Class I Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class I Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item IX; and

             (2) Shall, from time to time, make such redemptions of each series of Class I Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item IX; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b)(1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class I Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item IX prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class I Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class I Shares so to be redeemed amounts equal to the redemption price of the Class I Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class I Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class I Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class I Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class I Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class I Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class I Shares, unless all dividends on all Class I Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a)(1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class I Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class I Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item IX, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class I Shares of the full preferential amounts as aforesaid, the holders of Class I Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class I Shares shall have no voting rights, except as provided in this Section or required by law.

          (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class I Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class I Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class I Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class I Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class I Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class I Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class I Shares, at any time during which the Corporation is in default in the payment of dividends on such Class I Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class I Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class I Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class I Shares. At any meeting at which such holders of Class I Shares shall be entitled to elect directors, holders of 50% of such Class I Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class I Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class I Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class I Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class I Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class I Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class I Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class I Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class I Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class I Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class I Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class I Shares or of any shares ranking on a parity with or junior to the Class I Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class I Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class I Shares.

          (e) In the event, and only to the extent, that (1) Class I Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class I Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class I Shares or of any shares ranking on a parity with or junior to the Class I Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     X. The Class J Cumulative Preferred Shares. The Class J Shares shall have the following express terms:

     Section 1. Series. The Class J Shares may be issued from time to time in one or more series. All Class J Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class J Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class J Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item X) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class J Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class J Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class J Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class J Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class J Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class J Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class J Shares, nor shall any Common Shares or any other shares ranking junior to the Class J Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class J Shares received by the Corporation subsequent to the date of first issuance of Class J Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item X.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class J Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of

     Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class J Shares shall be the amount that the total dividends paid or made available to the holders of the Class J Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class J Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item X; and

             (2) Shall, from time to time, make such redemptions of each series of Class J Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item X; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b)(1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class J Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item X prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class J Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class J Shares so to be redeemed amounts equal to the redemption price of the Class J Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class J Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class J Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class J Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class J Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class J Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class J Shares, unless all dividends on all Class J Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a)(1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class J Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class J Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item X, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class J Shares of the full preferential amounts as aforesaid, the holders of Class J Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class J Shares shall have no voting rights, except as provided in this Section or required by law.

          (b)(1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class J Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class J Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class J Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class J Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class J Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class J Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class J Shares, at any time during which the Corporation is in default in the payment of dividends on such Class J Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class J Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class J Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class J Shares. At any meeting at which such holders of Class J Shares shall be entitled to elect directors, holders of 50% of such Class J Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class J Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class J Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class J Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class J Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class J Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class J Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class J Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class J Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class J Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class J Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class J Shares or of any shares ranking on a parity with or junior to the Class J Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class J Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class J Shares.

          (e) In the event, and only to the extent, that (1) Class J Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class J Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class J Shares or of any shares ranking on a parity with or junior to the Class J Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     XI. The Class K Cumulative Preferred Shares. The Class K Shares shall have the following express terms:

     Section 1. Series. The Class K Shares may be issued from time to time in one or more series. All Class K Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class K Shares shall rank on a parity with the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class 5 Shares and the Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class 5 Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
(i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class K Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item XI) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Class K Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class K Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class K Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class K Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class 5 Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Class K Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class K Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class K Shares, nor shall any Common Shares or
     any other      shares ranking junior to the Class K Shares be purchased,
     retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class K Shares received by the Corporation subsequent to the date of first issuance of Class K Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item XI.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class K Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class K Shares shall be the amount that the total dividends paid or made available to the holders of the Class K Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class K Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item XI; and

             (2) Shall, from time to time, make such redemptions of each series of Class K Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item XI; and shall in each case pay all accrued and unpaid dividends to the redemption date.

          (b)(1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class K Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item XI prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class K Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Class K Shares so to be redeemed amounts equal to the redemption price of the Class K Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class K Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Class K Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Class K Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Class K Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class K Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class K Shares, unless all dividends on all Class K Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a)(1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class K Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class K Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item XI, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Class K Shares of the full preferential amounts as aforesaid, the holders of Class K Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Class K Shares shall have no voting rights, except as provided in this Section or required by law.

          (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class K Shares at the time outstanding, whether or not earned or declared, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, all holders of such Class K Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class 5 Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class K Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class K Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class K Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class K Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class K Shares, at any time during which the Corporation is in default in the payment of dividends on such Class K Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

             (2) In the event of default entitling holders of Class K Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class K Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class K Shares. At any meeting at which such holders of Class K Shares shall be entitled to elect directors, holders of 50% of such Class K Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class K Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class K Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class K Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Class K Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Class K Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class 5 Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class K Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class K Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class K Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Class K Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class K Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class K Shares or of any shares ranking on a parity with or junior to the Class K Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class K Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class K Shares.

          (e) In the event, and only to the extent, that (1) Class K Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class K Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class K Shares or of any shares ranking on a parity with or junior to the Class K Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

     XII. The Noncumulative Preferred Shares. The Noncumulative Preferred Shares shall have the following express terms:

     Section 1. Series. The Noncumulative Shares may be issued from time to time in one or more series. All Noncumulative Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates on which and the periods for which dividends may be payable. All Noncumulative Shares shall rank on a parity with the Cumulative Shares, and shall be identical to all Cumulative Shares, except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Noncumulative Shares are noncumulative as set forth herein. Subject to the provisions of Sections 2 through 5, inclusive, and
Item XIII of this Division, which provisions shall apply to all Noncumulative Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series, and with respect to each such series, to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title;

          (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

          (c) The dividend rate or rates of the series, including the means by which such rates may be established;

          (d) The dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

          (e) The redemption rights and price or prices, if any, for shares of the series;

          (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

          (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

          (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item XII) on the issuance of shares of the same series or of any other class or series.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), both inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

     Section 2. Dividends.

          (a) The holders of Noncumulative Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Noncumulative Shares, shall be entitled to receive out of any funds legally available therefor, if, when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series; provided, however, that if the Board of Directors fails to declare a dividend payable on a dividend payment date on any Noncumulative Shares, the holders of the Noncumulative Shares shall have no right to receive a dividend in respect of the dividend period ending on such dividend payment date, and the Corporation shall have no obligation to pay the dividend accrued for such period, whether or not dividends on such Noncumulative Shares are declared payable on any future dividend payment date. No dividends shall be paid upon or declared or set apart for any series of the Noncumulative Shares for any dividend period unless at the same time (i) a like proportionate dividend for the then current dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Noncumulative Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares then issued and outstanding and entitled to receive such dividends.

          (b) So long as any Noncumulative Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Noncumulative Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Noncumulative Shares, nor shall any Common Shares or any other shares ranking junior to the Noncumulative Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Noncumulative Shares received by the Corporation subsequent to the date of first issuance of Noncumulative Shares of any series, unless:

             (1) All accrued and unpaid dividends on Cumulative Shares including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

             (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

             (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item XII.

          (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Noncumulative Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A,
     Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation with respect to any other class or series of capital stock hereafter created or authorized.

          (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Noncumulative Shares shall be the amount that the total dividends paid or made available to the holders of the Noncumulative Shares for the year bears to the Total Dividends.

     Section 3. Redemption.

          (a) Subject to the express terms of each series, the Corporation:

             (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Noncumulative Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item XII; and

             (2) Shall, from time to time, make such redemptions of each series of Noncumulative Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of
        Section 1 of this Item XII; and shall, in each case, pay all unpaid dividends for the then current dividend period to the redemption date.

          (b)(1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Noncumulative Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item XII prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Noncumulative Shares to be redeemed, together with accrued and unpaid dividends thereon for the then current dividend period to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000, named in such notice and direct that there be paid to the respective holders of the Noncumulative Shares so to be redeemed amounts equal to the redemption price of the Noncumulative Shares so to be redeemed together with such accrued and unpaid dividends thereon for the then current dividend period, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Noncumulative Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

             (2) If the holders of Noncumulative Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

          (c) Any Noncumulative Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued Noncumulative Shares without serial designation.

          (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) of less than all of the Noncumulative Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Noncumulative Shares, unless all dividends on all Noncumulative Shares then outstanding for the then current dividend period shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

     Section 4. Liquidation.

          (a)(1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Noncumulative Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Noncumulative Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this
     Item XII, plus an amount equal to all dividends accrued and unpaid thereon for the then current dividend period to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

             (2) After payment to the holders of Noncumulative Shares of the full preferential amounts as aforesaid, the holders of Noncumulative Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

     Section 5. Voting.

          (a) The holders of Noncumulative Shares shall have no voting rights, except as provided in this Section or required by law.

          (b)(1) If, and so often as, the Corporation shall not have fully paid, or shall not have declared and set aside a sum sufficient for the payment of, dividends on any series of Noncumulative Shares at the time outstanding, for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days, the holders of such Noncumulative Shares, voting separately as a class, together with all Cumulative Shares upon which like voting rights have been conferred and are exercisable, shall be entitled to elect, as herein provided, two members of the Board of Directors of the Corporation; provided, however, that the holders of such Noncumulative Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Noncumulative Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until the Corporation shall have fully paid, or shall have set aside a sum sufficient for the payment of, dividends on such Noncumulative Shares then outstanding for a number of consecutive dividend payment periods which in the aggregate contain at least 360 days, whereupon the holders of such Noncumulative Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

             (2) In the event of default entitling holders of Noncumulative Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Noncumulative Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Noncumulative Shares. At any meeting at which such holders of Noncumulative Shares shall be entitled to elect directors, holders of 50% of such Noncumulative Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Noncumulative Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Noncumulative Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation nor require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Noncumulative Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

             (3) Upon any divesting of the special class voting rights of the holders of the Noncumulative Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

          (c) If at any time when the holders of Noncumulative Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Cumulative Shares, are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and Noncumulative Shares then entitled to vote shall be combined (with class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Noncumulative Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Noncumulative Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Noncumulative Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

          (d) The affirmative vote of the holders of at least two-thirds of the Noncumulative Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

             (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Noncumulative Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Noncumulative Shares or of any shares ranking on a parity with or junior to the Noncumulative Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Noncumulative Shares; or

             (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such Noncumulative Shares.

          (e) In the event, and only to the extent, that (1) Noncumulative Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of the Noncumulative Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Noncumulative Shares or of any shares remaining on a parity with or junior to the Noncumulative Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holder of such series.

     XIII. Definitions. For the purposes of this Division:

          (a) Whenever reference is made to shares "ranking prior to" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over the rights of the holders of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, as the case may be;

          (b) Whenever reference is made to shares "on a parity with" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation rank equally (except as to the amounts fixed therefor) with the rights of the holders of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, as the case may be; and

          (c) Whenever reference is made to shares "ranking junior to" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, such reference shall mean and include all shares of the Corporation other than those defined under Subsections (a) and (b) of this Section as shares "ranking prior to" or "on a parity with" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, as the case may be.

     XIV. Restrictions on Transfer to Preserve Tax Benefit; Shares Subject to Redemption.

          (a) Definitions. For the purposes of this Item XIV of this Division A of this Article FOURTH, the following terms shall have the following meanings:

             "Beneficial Ownership" shall mean ownership of Preferred Shares by a Person who would be treated as an owner of such Preferred Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

             "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             "Constructive Ownership" shall mean ownership of Preferred Shares by a Person who would be treated as an owner of such Preferred Shares either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

             "Excess Preferred Shares" shall mean any Preferred Shares (i) acquired or proposed to be acquired by any Person pursuant to a Transfer to the extent that, if effective, such Transfer would result in the transferee either Beneficially Owning Preferred Shares or Constructively Owning Preferred Shares in excess of the Ownership Limit, or (ii) which are the subject of a Transfer that, if effective, which would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code.

             "Market Price" shall mean, with respect to any series of any class of Preferred Shares, the last reported sales price of such series reported on the New York Stock Exchange on the trading day immediately preceding the relevant date or, if shares of such series are not then traded on the New York Stock Exchange, the last reported sales price of shares of such series on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the shares of such series may be traded, or if shares of such series are not then traded over any exchange or quotation system, then the market price of shares of such series on the relevant date as determined in good faith by the Board of Directors of the Corporation.

             "Ownership Limit" shall mean, with respect to each series of each class of Preferred Shares, 9.8% of the outstanding shares of such series.

             "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, an association, a private foundation within the meaning of
        Section 509(a) of the Code, a joint stock company, other entity or a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; provided, however, that a "person" does not mean an underwriter which participates in a public offering of Preferred Shares, for a period of 35 days following the purchase by such underwriter of such Preferred Shares.

             "Preferred Shares" shall mean, collectively, Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares.

             "REIT" shall mean a Real Estate Investment Trust under Section 856 of the Code.

             "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Preferred Shares (including, without limitation, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Preferred Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Preferred Shares), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

          (b) Restrictions on Transfers.

             (i) Except as provided in Section (i) of this Item XIV of this Division A of this Article FOURTH, no Person shall Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series.

             (ii) Except as provided in Section (i) of this Item XIV of this Division A of this Article FOURTH, any Transfer that, if effective,
        would result in any Person Beneficially Owning      shares of any series
        of any class of Preferred Shares in excess of the Ownership Limit applicable to such series shall be void ab initio as to the Transfer of such Preferred Shares which would be otherwise Beneficially Owned by such Person in excess of such Ownership Limit, and the intended transferee shall acquire no rights in such Preferred Shares.

             (iii) Except as provided in Section (i) of this Item XIV of this Division A of this Article FOURTH, any Transfer that, if effective, would result in any Person Constructively Owning shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series shall be void ab initio as to the Transfer of such Preferred Shares which would be otherwise Constructively Owned by such Person in excess of such amount, and the intended transferee shall acquire no rights in such Preferred Shares.

             (iv) Notwithstanding any other provisions contained in this Item XIV, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange) or other event that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Corporation owning (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirement of Section 856(c) of the Code) shall be void ab initio as to the Transfer of the Preferred Shares or other event which would cause the Corporation to be "closely held" within the meaning of
        Section 856(h) of the Code or would otherwise result in the Corporation failing to qualify as a REIT; and the intended transferee or owner or Constructive or Beneficial Owner shall acquire or retain no rights in such Preferred Shares.

             (v) For purposes of construing the foregoing provisions, any attempt to transfer Preferred Shares in violation of the Ownership Limit applicable to the series of the class of such Preferred Shares (as such Ownership Limit may be modified by the Board of Directors pursuant to Section (h) of Item XIV) shall be construed as causing such Preferred Shares to be transferred by operation of law to the Corporation as trustee of a trust for the exclusive benefit of the person or persons to whom such Preferred Shares can ultimately be transferred without violating the Ownership Limit and any Excess Preferred Shares while held in such trust shall not have any voting rights, shall not be considered for purposes of any shareholder vote or for determining a quorum for such a vote, and shall not be entitled to any dividends or other distributions.

          (c) Remedies for Breach. If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section (b) of Item XIV of this Division A of this Article FOURTH or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Preferred Shares of the Corporation in violation of Section (b) of Item XIV of this Division A of this Article FOURTH, or that any such Transfer, intended or attempted acquisition or acquisition would jeopardize the status of the Corporation as a REIT under the Code, the Board of Directors or its designees shall take such actions as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer and, in addition, exercising its rights under Section (d) of Item XIV of this Division A of Article FOURTH.

          (d) Purchase Right in Excess Preferred Shares. Beginning on the date of the occurrence of a Transfer which, if consummated, in the good faith judgment of the Board of Directors of the Corporation, could result in Excess Preferred Shares the Excess Preferred Shares, subject to such transfer shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Preferred Shares (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of 90 days after the later of (i) the date of such Transfer and (ii) if the Corporation does not receive a notice of such Transfer pursuant to Section (e) of Item XIV of this Division A of this Article FOURTH, the date the Board of Directors determines in good faith that such Transfer has occurred. Prompt payment of the purchase price shall be made in such reasonable manner as may be determined by the Corporation. From and after the date fixed for purchase by the Corporation, and so long as payment of the purchase price for the Excess Preferred Shares to be so purchased shall have been made or duly provided for, the holder of any Excess Preferred Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Excess Preferred Shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any dividend or distribution paid to a proposed transferee of Excess Preferred Shares prior to the discovery by the Corporation that the Excess Preferred Shares have been transferred in violation of Section (b) of Item XIV of this Division A of this Article FOURTH shall be repaid to the Corporation upon demand. If the foregoing provisions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of such Excess Preferred Shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring such Excess Preferred Shares and to hold such Excess Preferred Shares on behalf of the Corporation.

          (e) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Preferred Shares or other securities in violation of subparagraph (b) of this Item XIV, or any Person who owns or will own Excess Preferred Shares as a result of an event under subparagraph (b) of this Item XIV, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation's status as a REIT.

          (f) Owners Required to Provide Information. From and after the date of the Initial Public Offering:

             (i) every Beneficial Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the regulations promulgated pursuant to the Code) of the outstanding Preferred Shares of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

             (ii) each Person who is a Beneficial Owner or Constructive Owner of Preferred Shares and each Person (including the shareholder of record) who is holding Preferred Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

          (g) Remedies Not Limited. Nothing contained in this Division A of this Article FOURTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation's status as a REIT.

          (h) Ambiguity. In the case of an ambiguity in the application of any of the provisions of Item XIV of this Division A of this Article FOURTH, including any definition contained in Section (a) of Item XIV, the Board of Directors shall have the power to determine the application of the provisions of this Item XIV with respect to any situation based on the facts known to it.

          (i) Exceptions.

             (i) Subject to Section (b)(iv) of this Item XIV of this Division A, the Board of Directors may exempt a Person from the Ownership Limit applicable to a series of a class of Preferred Shares if such Person is not an individual (other than pension plans described in Section 856(h)(3)) for purposes of Section 542(a)(2) of the Code if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Preferred Shares will violate the Ownership Limit, and agrees that any violation or attempted violation will result in such Preferred Shares in excess of the Ownership Limit being subject to repurchase by the Corporation as set forth in Section (d) of Item XIV of this Division A of this Article FOURTH.

             (ii) The Board of Directors may exempt a Person from the limitation on such Person Constructively Owning Preferred Shares in excess of the Ownership Limit applicable to a series of a class of such Preferred Shares if such Person does not own and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.8% interest (as set forth in Section 856(d)(2)(B)) in a tenant of any real property owned or leased by the Corporation, if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Preferred Shares in excess of the Ownership Limit being deemed to be Excess Preferred Shares and subject to repurchase by the Corporation as set forth in Section (d) of Item XIV of this Division A of this Article FOURTH.

     IX. Legend. Each certificate for Preferred Shares shall bear the following legend:

     "The Preferred Shares represented by this certificate are subject to restrictions on transfer for the purpose of the corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Corporation's Articles of Incorporation, no Person may Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of 9.8% of the outstanding Preferred Shares of such series. Any Person who attempts to Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings defined in the Corporation's Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, certain of the Preferred Shares represented hereby may be subject to repurchase by the Corporation on the terms and conditions set forth in the Corporation's Articles of Incorporation.

                                                                       EXHIBIT C

     Section 1. Number of Directors. Until changed in accordance with the provisions of this section, the number of directors of the Corporation, none of whom need be shareholders, shall be seven (7). The number of directors may be fixed or changed, but in no case shall the number be fewer than three (3) or more than fifteen (15), at any annual meeting or at any special meeting called for that purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal. Notwithstanding the foregoing, the aggregate number of members of the Board of Directors shall automatically increase by the number of directors elected pursuant to Section 5(b) of Item 1, Section 5(b) of Item II, Section 5(b) of
Item III, section 5(b) of Item IV, Section 5(b) of Item V, Section 5(b) of Item VI, Section 5(b) of Item VII, Section 5(b) of Item VIII, Section 5(b) of Item IX, Section 5(b) of Item X, Section 5(b) of Item XI and/or Section 5(b) of Item XII of Division A of Article FOURTH of the Amended and Restated Articles of Incorporation of the Corporation, as amended, such directors to be elected and hold office in accordance with such provisions of the Amended and Restated Articles of Incorporation of the Corporation, as amended, notwithstanding any other provision of this Code of Regulations.

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                        DEVELOPERS DIVERSIFIED REALTY CORPORATION
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Joan U. Allgood and William H.
P Schafer, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to
R vote as indicated herein, all of the Common Shares of Developers Diversified Realty Corporation held of record by the undersigned on
O March 22, 1998, at the Annual Meeting of Shareholders to be held on May 18, 1998, or any adjournment thereof, with all the powers the
X         undersigned would possess if then and there personally present.

Y         1. ELECTION OF DIRECTORS.

          [ ] FOR all nominees listed below              [ ] WITHHOLD AUTHORITY
              (except as marked to the contrary below)

           Scott A. Wolstein, James A. Schoff, William N. Hulett III,
       Ethan Penner, Albert T. Adams, Dean S. Adler and Barry A. Sholem. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


    ----------------------------------------------------------------------

          2. Proposal to amend Section 5(b)(1) of each of Divisions A-I, A-II, A-III, A-IV, A-V and A-VI of the Company's Amended and Restated Articles of Incorporation to delete the words "for a number of consecutive dividend payment periods which in the aggregate contain at least 540 days" and replace them with the words "for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days" in the section related to the voting rights of each class of the Company's preferred shares following the non-payment of dividends for 540 days, as requested by the New York Stock Exchange, Inc.
                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

          3. Proposal to amend Article Fourth of the Company's Amended and Restated Articles of Incorporation to:

             (a) reduce from 1,500,000 to 750,000 the number of authorized shares in each of the following classes (i) Class A Cumulative Preferred Shares, without par value; (ii) Class B Cumulative Preferred Shares, without par value; (iii) Class C Cumulative Preferred Shares, without par value; (iv) Class D Cumulative Preferred Shares, without par value, (v) Class E Cumulative Preferred Shares, without par value; and (vi) Noncumulative Preferred Shares, without par value; and

             (b) to authorize 750,000 shares in, and establish the terms of, each of the following classes of preferred shares (i) Class F Cumulative Preferred Shares, without par value; (ii) Class G Cumulative Preferred Shares, without par value; (iii) Class H Cumulative Preferred Shares, without par value; (iv) Class I Cumulative Preferred Shares, without par value; (v) Class J Cumulative Preferred Shares, without par value; and (vi) Class K Cumulative Preferred Shares, without par value.

                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

                                    (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

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          4. Proposal to amend the Company's Code of Regulations to provide that the number of members of the Board of Directors of the Company will automatically increase if, pursuant to the terms of the Company's Amended and Restated Articles of Incorporation, holders of any class of preferred shares authorized pursuant to Proposal 3 is entitled to elect members of the Board of Directors of the Company.

                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

          5. In their discretion to vote upon such other business as may properly come before the meeting.

             If no specifications are made, the proxy will be voted to elect the nominees described in Proposal 1 above and FOR Proposals, 2, 3 and 4, above.

             Receipt of the Notice of Annual Meeting of Shareholders and Proxy
          Statement dated             , 1999, is hereby acknowledged.

                                       Date _____________________, 1999

                                       ---------------------------------------

                                       ---------------------------------------

                                       ---------------------------------------

                                       Signature(s) of Shareholder(s)

                                         PLEASE SIGN AS YOUR NAME APPEARS
                                       HEREON. IF SHARES ARE HELD JOINTLY, ALL
                                       HOLDERS MUST SIGN. WHEN SIGNING AS
                                       ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                       TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR
                                       FULL TITLE. IF A CORPORATION, PLEASE
                                       SIGN IN FULL CORPORATE NAME BY PRESIDENT
                                       OR OTHER AUTHORIZED OFFICER. IF A
                                       PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                       NAME BY AUTHORIZED PERSON.
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                                   Proxy Card